united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08037

AdvisorOne Funds

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-493-3313

Date of fiscal year end: 4/30

Date of reporting period: 4/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Looking long-term

QUARTERS ONLY
50¢

Annual Report | CLS Funds | April 30, 2015

CLS INVESTMENTS

Distributed by Northern Lights Distributors, LLC, Member FINRA

CLS Funds Annual Report

Table of Contents

Letter from the Portfolio Management Team	3
Global Aggressive Equity Fund - Portfolio Summary	5
Global Aggressive Equity Fund - Performance Update	6
Global Diversified Equity Fund - Portfolio Summary	7
Global Diversified Equity Fund - Performance Update	8
Global Diversified Equity Fund - Portfolio Summary	9
Domestic Equity Fund - Performance Update	10
Global Growth Fund - Portfolio Summary	11
Global Growth Fund - Performance Update	12
International Equity Fund - Portfolio Summary	13
International Equity Fund - Performance Update	14
Growth and Income Fund - Portfolio Summary	15
Growth and Income Fund - Performance Update	16
Enhanced Long/Short Fund - Portfolio Summary	17
Enhanced Long/Short Fund - Performance Update	18
Flexible Income Fund - Portfolio Summary	19
Flexible Income Fund - Performance Update	20
Shelter Fund - Portfolio Summary	21
Shelter Fund - Performance Update	22
Global Diversified Equity Fund - Schedule of Investments	23
Growth and Income Fund - Schedule of Investments	25
Global Growth Fund - Schedule of Investments	27
International Equity Fund - Schedule of Investments	30
Enhanced Long/Short Fund - Schedule of Investments	32
Flexible Income Fund - Schedule of Investments	34
Global Aggressive Equity Fund - Schedule of Investments	37
Shelter Fund - Schedule of Investments	39
Statements of Assets and Liabilities	40
Statements of Operations	42

CLS Funds Annual Report

Table of Contents, cont’d.

Global Diversified Equity Fund - Statements of Changes in Net Assets	44
Growth and Income Fund - Statements of Changes in Net Assets	44
Global Growth Fnd - Statements of Changes in Net Assets	45
Domestic Equity Fund - Statements of Changes in Net Assets	45
International Equity Fund - Statements of Changes in Net Assets	46
Enhanced Long/Short Fund - Statements of Changes in Net Assets	46
Flexible Income Fund - Statements of Changes in Net Assets	47
Global Aggressive Equity Fund - Statements of Changes in Net Assets	47
Shelter Fund - Statements of Changes in Net Assets	48
Global Diversified Equity Fund - Financial Highlights	49
Growth and Income Fund - Financial Highlights	51
Global Growth Fund - Financial Highlights	52
Domestic Equity Fund - Financial Highlights	53
International Equity Fund - Financial Highlights	54
Enhanced Long/Short Fund - Financial Highlights	55
Flexible Income Fund - Financial Highlights	56
Global Aggressive Equity Fund - Financial Highlights	57
Shelter Fund - Financial Highlights	58
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	79
Shareholder Expense Example	80

CLS Funds Semi-Annual Report

Letter From The Portfolio Management Team

Dear Shareholders,

The last 12 months through April 30, 2015, in the stock market witnessed a gain of nearly 13 percent for both the S&P 500 (a benchmark of mostly larger companies) and the Russell 2000 (a benchmark for smaller companies). The five-year annualized returns are just over 14 percent. As we said a year ago, it’s been a great time to be a U.S. equity investor.

Given the strong gains since the bull market began in early 2009, valuations for the U.S. market are now much higher. Simply put, the stock market is not priced to maintain the same rate of return as it has in recent years. As a result of this outlook, we have slightly reduced our exposure to domestic stocks. In addition, we slightly decreased portfolio risk levels — though they are, of course, still tethered to portfolio risk targets within the framework of our risk-budgeting methodology.

The international stock markets appear to offer more potential. The MSCI ACWI ex US (a benchmark for international stocks) gained less than 3 percent over the last year and just over 6 percent per year over the last five years. The MSCI EAFE (a benchmark for emerging market stocks), meanwhile, gained 1.66 percent over the last year, but they still have annualized gains of only 7.40 percent over the last five years. As a result, relative valuations are now much more attractive for international equities.

Fixed income, as measured by the Barclays Capital Aggregate Bond Index (a benchmark for the overall domestic bond market), gained 4percent the last 12 months. Our expectation for bond returns is muted. However, we still appreciate the strong probability that bonds may provide positive returns in the years ahead (yes, even if interest rates are generally rising), their value in diversifying equity-dominated portfolios, and their ability to help manage overall portfolio volatility.

Each fund utilizes the CLS Investment Themes.These Investment Themes are agreed to by each member of the CLS Portfolio Management Team.Each portfolio manager can decide how he or she would like to articulate those themes in the portfolios they manage.

For 2015, we have four Investment Themes dominating the AdvisorOne Funds.

First, we intend to increase our exposure to international equities, particularly emerging markets. In general, this positioning did not help over the last 12 months, but we feel we have powerful valuation support moving forward. As for particular regions that we’re favoring, it depends on the Fund and portfolio manager(s) managing the Fund, though again there is a preference for emerging markets.

Second, we are emphasizing sectors with high levels of innovation, in particular technology and energy sectors. Not only have both sectors been innovative, but relative valuations are attractive. In the aggregate, AdvisorOne Funds are overweight in these sectors respective to their benchmarks.

CLS Funds Semi-Annual Report

Third, we are emphasizing high-quality equities. With corporate earnings growth expected to slow, companies with more stable earnings, stronger balance sheets, and more dividend growth are expected to perform better. As a result of this preference, portfolios are currently tilted toward larger companies and growth stocks where many high-quality stocks reside.

Fourth, we continue to be tactical in our fixed-income allocations. We are actively adjusting our fixed-income positioning and adapting to changing market conditions. We are also maintaining defensive positioning regarding interest-rate sensitivity by owning more short-term maturity bonds. In addition, we are maintaining our tilts toward corporate fixed-income securities. In recent months, we have also added exposure to inflation-linked bonds (such as TIPS) and emerging market debt.

Lastly, regarding our exposure to commodities, our overall positioning remains fairly small, but our inclination is to slightly build positions due to anticipated upticks in inflation and inflation expectations.

In sum, our return expectations for risk-managed, balanced portfolios is slightly muted compared to historical norms, primarily due to overvaluations in domestic stocks and bonds. That said, we do believe there are opportunities to add value, including in international equities, sectors such as technology and energy, high-quality equities, and through actively diversifying portfolios by being tactical with our fixed-income holdings.

Thanks for your trust.

Sincerely,

Portfolio Management Team

The CLS Funds are each a fund of funds, meaning they invest in underlying mutual finds and exchange traded funds ("Underlying Funds"). In some instances, it may be less expensive for an investor to invest in the Underlying Funds directly. There is also a risk that the invesment advisors of those Underlying Funds may make investment decisions detrimental to the performance of the Funds or the Underlying Funds that may be more volatile than invesments in other mututal funds. The Funds invest in Underlying Funds as well as equity, bond or derivative securites.

CLS Funds Annual Report	Global Aggressive Equity Fund - Portfolio Summary

Portfolio Commentary

Global Aggressive Equity (formerly Select Appreciation) returned 7.50 percent over the last year. The Fund has a risk budget of 110 (i.e., over time is approximately 10 percent riskier than a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities). The Fund trailed its benchmark during this time frame, primarily due to its positioning in developed European and domestic, energy-related equities.

The Fund’s notable positions include overweights in the aforementioned area of European equities and positions in emerging Asia. Growth in Europe has improved, while valuations remain attractive. Emerging markets in the Asia region generally are less sensitive to commodity price fluctuations and have thus outperformed their commodity-sensitive peers.

Among domestic sectors, the largest tilts are toward health care, technology, and energy stocks. Interest-rate-sensitive and defensive sectors, such as utilities, staples, and telecom, are underweight in the portfolio.

Trades in recent months were to increase allocations to international equities, which is consistent with the Fund’s new benchmark. Allocations to energy equities have also been increased, and lower-quality names have been reduced in favor of higher-quality assets.

Turnover for the Fund over the last 12 months was 50 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares MSCI ACWI ETF	8.54%
The Fund seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities.
Market Vectors Morningstar Wide Moat ETF	7.65%
This Fund is a rules-based, equal-weighted index intended to offer exposure to the 20 most attractively priced companies with sustainable competitive advantages.
First Trust NASDAQ Technology Dividend Index Fund	6.44%
This Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ Technology Dividend IndexSM.
Deutsche X-trackers MSCI Japan Hedged Equity ETF	5.50%
The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index.
Guggenheim S&P 500 Equal Weight ETF	5.47%
This Fund seeks to replicate as closely as possible the performance of the S&P 500 Equal Weight Index.
iShares U.S. Medical Devices ETF	5.31%
The Fund seeks to track the investment results of an index composed of U.S. equities in the medical devices sector.
Powershares Dynamic Pharmaceuticals Portfolio	4.78%
This Fund seeks investment results that generally correspond to the price and yield of the Dynamic Pharmaceuticals IntellidexSM Index.
ProShares Large Cap Core Plus	4.58%
This Fund seeks investment results that track the performance of the Credit Suisse 130/30 Large Cap Index.
iShares PHLX Semiconductor ETF	4.49%
The Fund seeks to track the investment results of an index composed of U.S. equities in the semiconductor sector.
Guggenheim Timber ETF	4.17%
This Fund seeks investment results that correspond generally to the performance of an equity index called the Beacon Global Timber Index.

CLS Funds Annual Report	Global Aggressive Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class N Shares1	7.50%	12.23%	10.26%	N/A	11.59%	10/1/09

* Figure is not annualized.
1 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Global Aggressive Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the Global Aggressive Equity Fund for the fiscal year ending April 30, 2014 were 1.92%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the risk budget benchmark information for a period of one year.

* Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 110% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US).

CLS Funds Annual Report	Global Diversified Equity Fund - Portfolio Summary

Portfolio Commentary

Global Diversified Equity returned 6.60 percent over the last year. The Fund has a risk budget of 100 (i.e., over time is approximately as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities). The Fund trailed its benchmark during this time frame, primarily due to its exposure to energy, commodities, and regions such as developed Europe.

Among domestic sectors, the largest tilt is toward the technology sector. Technology stocks, depending on the valuation metric and time frame, are trading at (or near) their most attractive relative valuations in some time. This is dominated by large-cap tech stocks, which are helping the Fund’s emphasis on high-quality stocks. The Fund is also overweight energy stocks. The largest deliberate underweight is in consumer discretionary stocks, which are overvalued according to historical relative valuations.

Trades in recent months have been made to emphasize current investment themes, including increasing weights in developed regions such as Japan and Europe.

Turnover for the Fund over the last 12 months was 33 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
Vanguard Dividend Appreciation ETF	9.62%
This Fund seeks to track the performance of the NASDAQ US Dividend Achievers Select Index.
Vanguard FTSE All-World ex-US ETF	8.82%
The Fund seeks to track the performance of the FTSE All-World ex US Index.
Technology Select Sector SPDR Fund	6.46%
The Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P Technology Select Sector Index.
iShares MSCI EAFE ETF	6.36%
The Fund seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.
iShares MSCI USA Quality Factor ETF	6.08%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.

Vanguard FTSE Europe ETF	4.94%
This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.
PowerShares International Dividend Achievers Portfolio	4.50%
This Fund seeks investment results that generally correspond to the price and yield of the Share BuyBack Achievers Index.
Energy Select Sector SPDR Fund	3.99%
The Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P Energy Select Sector Index.
iShares Russell 1000 Growth ETF	3.77%
The Fund seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics.
Vanguard Mega Cap ETF	3.43%
The Fund seeks to track the performance of a benchmark index that measures the investment return of the largest-capitalization stocks in the United States.

CLS Funds Annual Report	Global Diversified Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class C Shares1	5.79%	10.46%	8.22%	5.85%	2.63%	7/13/00
Class N Shares2	6.68%	11.45%	9.25%	6.88%	6.10%	7/14/97

* Figure is not annualized.
1 Class C Shares are subject to a CDSC of 1% on shares redeemed within 18 months of purchase.
2 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Global Diversified Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the Global Diversified Equity Fund Class C and Class N for the fiscal year ending April 30, 2014 were 2.44% and 1.44%, respectively. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the risk budget benchmark information for a period of one year.

* Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The blended benchmark consists of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US). The index inception date of the MSCI ACWI (ex-US) Index is 12/31/1998.

CLS Funds Annual Report	Domestic Equity Fund - Portfolio Summary

Portfolio Commentary

Domestic Equity returned 9.96 percent over the last year. The Fund has undergone several changes since November 3, 2014. The name has changed from Descartes to CLS Domestic Equity, and the benchmark has shifted from a 90 risk-budget benchmark (i.e., over time is approximately 10 percent less risky than a diversified stock portfolio consisting of 80 percent domestic equities and 20 percent international equities) to a non-risk-budgeted benchmark of the Russell 3000 index (an index composed of the 3,000 largest U.S. stocks). The Fund is only domestic (U.S.) and focuses on quantitatively rotating between risk and return factors such as value, momentum, size, quality, and low volatility. The Fund has exceeded its former benchmark over the past year and also outpaced the new Russell 3000 benchmark since the conversion. Contributors to this outperformance have been allocations to health care, technology, and the low-volatility factor.

At the end of the period, notable positioning includes an overweight in health care and technology consistent with the momentum and value factors the methodology is favoring.

The Fund has maintained a large-cap bias throughout the period, which has also been beneficial to performance.

Trades in recent months have rotated away from low-volatility and size factors and toward value and momentum factors. Associated with this has been a rotation out of the consumer staples sector and into energy.

Turnover for the Fund over the last 12 months was 37 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares MSCI USA Momentum Factor ETF	22.60%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, before fees and expenses.

Guggenheim S&P 500 Equal Weight ETF	16.42%
This Fund seeks to replicate as closely as possible the performance of the S&P 500 Equal Weight Index.
iShares Russell 1000 Value ETF	14.17%
The Fund seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics.
iShares MSCI USA Minimum Volatility ETF	6.88%
The Fund seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.
iShares North American Tech-Software ETF	6.27%
The Fund seeks to track the investment results of an index composed of North American equities in the software sector.
Market Vectors Morningstar Wide Moat ETF	6.10%
This Fund is a rules-based, equal-weighted index intended to offer exposure to the 20 most attractively priced companies with sustainable competitive advantages.
iShares MSCI USA Quality Factor ETF	5.34%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.

Fidelity MSCI Consumer Staples Index ETF	5.21%
The Fund seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the MSCI USA IMI Consumer Staples Index.
Guggenheim S&P 500 Pure Value ETF	4.34%
This Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500 Pure Value Index.
First Trust NASDAQ Technology Dividend Index Fund	4.25%
This Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ Technology Dividend IndexSM.

CLS Funds Annual Report	Domestic Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class N Shares1	9.96%	10.96%	9.81%	N/A	5.43%	4/19/06

* Figure is not annualized.
1 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Domestic Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the Domestic Equity Fund for the fiscal year ending April 30, 2014 were 1.65%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the risk budget benchmark information for a period of one year.

* Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 90% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 10% of the 1-3 month Treasury Bill index.

CLS Funds Annual Report	Global Growth Fund - Portfolio Summary

Portfolio Commentary

Global Growth returned 5.64 percent over the last year. The Fund has a risk budget of 80 (i.e., over time is 80 percent as risky as a diversified stock portfolio consisting of 80 percent domestic equities and 20 percent international equities). The Fund trailed its benchmark during this time frame, primarily due to its overweight in international securities. A secondary factor was its mildly defensive positioning.

The Fund’s largest portfolio tilt is toward technology, with an emphasis on higher-quality, large-cap fare. Valuations are attractive, and given the quality of these stocks and maturity of the current bull market, we believe they can perform well. Another notable sector tilt is the underweight to consumer stocks, both discretionary and staples. Consumer stocks have been strong in recent years, and current valuations are not as attractive as they once were.

The Fund is emphasizing international securities, particularly emerging Asia. Exposure to both developed and emerging international positions has increased significantly compared to one year ago. Valuations versus U.S. securities have become very attractive, while opportunities for stability and growth continue to improve.

The Fund’s modest fixed-income positioning has two key traits: (1) it is short duration (less interest-rate sensitive) due to an expectation of higher rates in the quarters/years ahead, and (2) it has a tilt toward corporate bonds, which should performed better than Treasuries, even in a slower-growth environment.

Trades in recent months were to shift additional Funds from U.S. to European securities. Trades in domestic equities were made to lessen the technology overweight toward financial-sector securities.

Turnover for the Fund over the last 12 months was 29 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares MSCI EAFE ETF	6.15%
The Fund seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.
iShares Floating Rate Bond ETF	5.41%
The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years.
PIMCO Enhanced Short Maturity Active ETF	5.40%
This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
Financial Select Sector SPDR Fund	5.40%
The Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P Financial Select Sector Index.
Powershares QQQ Trust Series 1	5.15%
The Fund is an exchange-traded fund based on the Nasdaq-100 Index.
iShares MSCI ACWI ex US ETF	4.57%
The Fund seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities.
SPDR Dow Jones Industrial Average ETF Trust	3.98%
SPDR Dow Jones Industrial Average ETF seeks to provide investment results that, before expenses, generally correspond to the price and yield performance of the Dow Jones Industrial Average.
Vanguard Growth ETF	3.23%
This Fund is an exchange-traded share class of Vanguard Growth Index Fund, which is designed to track the performance of the MSCI US Prime Market Growth Index.
Vanguard Health Care ETF	3.05%
This Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.
iShares Core MSCI Emerging Markets ETF	3.03%
The Fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.

CLS Funds Annual Report	Global Growth Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class N Shares1	5.64%	9.67%	8.48%	N/A	4.64%	1/27/06

* Figure is not annualized.
1 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Global Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the Global Growth Fund for the fiscal year ending April 30, 2014 were 1.54%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. The Barclays Capital 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the blended benchmark information for a period of one year.

* Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 80% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 20% of the 1-3 month Treasury Bill index.

CLS Funds Annual Report	International Equity Fund - Portfolio Summary

Portfolio Commentary

International Equity returned 9.82 percent over the last year. On November 3, 2014, the Fund underwent several changes. The name was changed from Liahona to CLS International Equity. The benchmark was changed from a risk budget of 80 (i.e., over time is 80 percent as risky as a diversified stock portfolio consisting of 80 percent domestic equities and 20 percent international equities) to the non-risk-budgeted benchmark MSCI ACWI ex U.S. Index (a benchmark for international stocks). The Fund now consists of all equities but is still managed with a risk consideration and a focus on delivering higher incremental-dividend yield relative to its benchmark. The portfolio management methodology has changed to be more quantitatively driven through the use of Fundamental risk factors. Since the conversion, the Fund has beaten its benchmark, primarily due to its overweight to emerging markets in Asia.

The Fund currently has risk factor tilts emphasizing quality and dividend yield. This has resulted in a large allocation to lower-volatility securities. On a regional basis, the portfolio is currently tilted toward Asia, both emerging and developed markets. This region is attractive given current valuations and economic growth prospects. Another notable regional tilt is the underweight to developed Europe. Current valuations there are not as attractive as they once were, and economic growth is more stagnant.

There are no significant tilts to any given sector, and targeted risk-factor exposures are fairly neutral. From a size and style perspective, the portfolio is tilted toward small- and mid-cap securities as well as securities with a value bias.

Trades in recent months shifted allocations from developed to emerging markets.

Turnover for the Fund over the last 12 months was 45 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
PowerShares S&P International Developed Low Volatility Portfolio	10.96%
This Fund seeks to track the performance of the S&P BMI International Developed Low Volatility Index ND.
iShares MSCI All Country Asia ex Japan ETF	10.01%
The Fund seeks to track the investment results of an index composed of Asian equities, excluding Japan.
Vanguard FTSE Pacific ETF	8.72%
The Fund seeks to track the performance of the FTSE Developed Asia Pacific Index, which measures the investment return of stocks issued by companies located in the major markets of the Pacific region.
iShares MSCI EAFE Minimum Volatility ETF	8.42%
This Fund seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada.

Deutsche X-trackers MSCI Europe Hedged Equity ETF	7.52%
This Fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index.
iShares Asia/Pacific Dividend ETF	6.12%
The Fund seeks to track the investment results of an index composed of relatively high dividend paying equities in Asia/Pacific developed markets.
WisdomTree Emerging Markets Equity Income Fund	6.08%
This Fund seeks investment results that correspond to the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Equity Income Index.
WisdomTree Australia Dividend Fund	5.36%
The Fund seeks investment results that closely correspond to the price and yield performance, before fees and expenses, of the WisdomTree Australia Dividend Index.
Guggenheim Frontier Markets ETF	4.04%
The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called BNY Mellon New Frontier Index (the “Frontier Index”).
iShares MSCI Ireland Capped ETF	3.20%
The Fund seeks to track the investment results of a broad-based index composed of Irish equities.

CLS Funds Annual Report	International Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class N Shares1	9.82%	8.74%	8.25%	N/A	4.40%	4/19/06

* Figure is not annualized.
1 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the International Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the International Equity Fund for the fiscal year ending April 30, 2014 were 1.66%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the risk budget benchmark information for a period of one year.

Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 70% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 30% of the 1-3 month Treasury Bill index.

CLS Funds Annual Report	Growth and Income Fund - Portfolio Summary

Portfolio Commentary

Growth & Income returned 3.31 percent over the last year. The Fund has a risk budget of 55 (i.e., over time is 55 percent as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities). The Fund trailed its benchmark during this time frame, primarily due to its exposure to energy, commodities, and regions such as emerging Europe.

The Fund has several notable portfolio tilts. First, it has increased its holdings in international securities. Most notably, it has increased its exposure to developed international stocks. Second, the Fund has an overweight in European and emerging Asian equities. Both regions have attractive relative valuations.

Among domestic-equity sectors, the largest overweight is in technology, particularly those emphasizing larger-cap, higher-quality names. This hits on some of CLS’s Investment Themes, including investing in innovative sectors and higher-quality equities.

The duration for the Fund is shorter than the overall bond market. In other words, the Fund is less interest-rate sensitive than the overall bond market.

In terms of credit exposure, the Fund is currently positioned to perform better if credit outperforms. We believe bond returns may likely be below average in the years ahead, and in turn, we will actively manage our fixed-income holdings to give us an opportunity to take advantage of changes in bond market relative valuations.

Trades in recent months have been made to amplify our international tilts already in place.

Turnover for the Fund over the last 12 months was 31 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
Vanguard Dividend Appreciation ETF	10.23%
This Fund seeks to track the performance of the NASDAQ US Dividend Achievers Select Index.
PIMCO Total Return Active ETF	9.87%
This Fund is a diversified portfolio of high quality bonds that is actively managed in an effort to maximize return in a risk-controlled framework.
iShares TIPS Bond ETF	7.75%
The Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

iShares MSCI USA Quality Factor ETF	5.95%
This Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.

PIMCO Enhanced Short Maturity Active ETF	5.64%
This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
iShares Floating Rate Bond ETF	5.30%
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Floating Rate Note <5 Years Index.
Vanguard FTSE Europe ETF	5.21%
This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.
iShares JP Morgan USD Emerging Markets Bond ETF	4.43%
The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds.
PowerShares International Dividend Achievers Portfolio	3.95%
This Fund seeks investment results that generally correspond to the price and yield of the Share BuyBack Achievers Index.
Technology Select Sector SPDR Fund	3.11%
The Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P Technology Select Sector Index.

CLS Funds Annual Report	Growth and Income Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class N Shares1	3.31%	6.49%	6.54%	4.34%	3.74%	7/14/97

* Figure is not annualized.
1 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Growth and Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the International Equity Fund for the fiscal year ending April 30, 2014 were 1.53%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the risk budget benchmark information for a period of one year.

* Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 55% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 45% of the 1-3 month Treasury Bill index. The index inception date of the MSCI ACWI (ex-US) Index is 12/31/1998.

CLS Funds Annual Report	Enhanced Long/Short Fund - Portfolio Summary

Portfolio Commentary

Enhanced Long/Short returned 1.59 percent over the last year. The Fund has a risk budget of 40 (i.e., over time is 40 percent as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities). The Fund trailed its benchmark during this time frame, primarily due to its overweight in international securities. A small underweight position to equities also weighed on performance.

Exposure to the consumer discretionary sector was shifted toward financials in recent months. International exposure has significantly risen compared to U.S. securities over the past year as valuations become more attractive. An emphasis on Canadian and Latin American securities is designed to take advantage of energy weakness.

Income from covered-calls (an option contract written, or sold, against a security that is currently owned to generate additional income) was relatively flat for the 12 months ending in April. Volatility remained low for much of the 12 months with several very strong equity increases. This type of environment may make it more likely to generate a lower level of income with a higher likelihood that positions may be called away (the seller of the covered call must deliver their shares to the buyer of the option contract).

Turnover for the Fund over the last 12 months was 68 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
SPDR S&P 500 ETF Trust	19.71%
The Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.
ProShares Short Dow30	15.01%
ProShares Short Dow30 seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Industrial Average Index.
ProShares Short S&P500	13.39%
The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500.
iShares MSCI EAFE ETF	9.36%
This Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the European, Australasian and Far Eastern markets, as measured by the MSCI EAFE Index.

SPDR Dow Jones Industrial Average ETF Trust	5.42%
SPDR Dow Jones Industrial Average ETF seeks to provide investment results that, before expenses, generally correspond to the price and yield performance of the Dow Jones Industrial Average.
iShares Core S&P 500 ETF	5.04%
This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.
Powershares QQQ Trust Series 1	4.04%
The Fund is an exchange-traded fund based on the Nasdaq-100 Index.
iShares Russell 2000 ETF	3.74%
The Fund seeks to track the investment results of an index composed of small-capitalization U.S. equities.
ProShares Short Russell2000	3.31%
ProShares Short Russell2000 seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000® Index.
SPDR S&P Bank ETF	2.74%
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Banks Select Industry Index.

CLS Funds Annual Report	Enhanced Long/Short Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class N Shares1	1.59%	3.69%	3.82%	N/A	4.56%	10/1/09

* Figure is not annualized.
1 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Enhanced Long/Short Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the Enhanced Long/Short Fund for the fiscal year ending April 30, 2014 were 1.79%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the risk budget benchmark information for a period of one year.

* Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 40% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 60% of the 1-3 month Treasury Bill index.

CLS Funds Annual Report	Flexible Income Fund - Portfolio Summary

Portfolio Commentary

Flexible Income’s return over the last year was 1.75 percent. This multi-sector-bond Fund has a risk budget of 20 (i.e., over time has 20 percent of the risk of a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities). The Fund’s performance was in line with its risk budget benchmark.

Longer-term interest rates fell sharply over the second half of 2014 and into the first quarter of 2015 as many countries around the world lowered interest rates to spur economic growth, making U.S. interest rates more attractive on a relative basis. However, long-term rates most recently have risen as growth in Europe took hold and U.S. data, which was weak in the first quarter of 2015 due to another harsh winter, started to improve. Expectations remain for economic growth to achieve at least trend growth for the remainder of the year. Subsequently, the Federal Reserve is expected to increase short-term rates above zero, where they have been pinned since late 2008. In spite of the ebbs and flows to the data, duration for the Fund remains shorter as rates are projected to move higher in the second half of 2015 and into the foreseeable future.

The duration for the Fund is shorter than the overall bond market. In other words, the portfolio is less interest-rate sensitive than the overall bond market.

In terms of credit exposure, the Fund is positioned for the opportunity to do better if credit outperforms. As mentioned earlier, we expect economic growth may improve over the back half of 2015, and credit should outperform. That said, we have been improving the credit quality of the Fund on the margin in recent months.

Turnover for the Fund over the last 12 months was 5 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares Floating Rate Bond ETF	6.78%
The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years.
PIMCO Enhanced Short Maturity Active ETF	6.20%
This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
PowerShares Senior Loan Portfolio	5.32%
This Fund seeks investment results that generally correspond to the price and yield of S&P/LSTA U.S. Leveraged Loan 100 Index.
iShares Core U.S. Aggregate Bond ETF	5.08%
The Fund seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.
iShares Intermediate Credit Bond ETF	5.05%
The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years.

iShares iBoxx $ High Yield Corporate Bond ETF	4.65%
This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.
Vanguard Intermediate-Term Corporate Bond ETF	4.18%
This Fund seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity.
Vanguard Short-Term Corporate Bond ETF	4.07%
This Fund seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity.
Vanguard Total Bond Market ETF	3.87%
This Fund seeks to track the performance of a broad, market-weighted bond index.
SPDR Barclays Short Term High Yield Bond ETF	3.75%
This Fund seeks to provide investment results that correspond generally to the price and yield performance of the Barclays US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index.

CLS Funds Annual Report	Flexible Income Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class N Shares1	1.75%	2.15%	3.48%	N/A	3.51%	10/1/09

* Figure is not annualized.
1 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Flexible Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the Flexible Income Fund for the fiscal year ending April 30, 2014 were 1.26%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD-denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the risk budget benchmark information for a period of one year.

* Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 20% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 80% of the 1-3 month Treasury Bill index.

CLS Funds Annual Report	Shelter Fund - Portfolio Summary

Portfolio Commentary

The Shelter Fund generated 10.11 percent total return over the last year. The Fund has a risk-based benchmark (75 percent of a risk budget benchmark consisting of 80 percent of the Russell 3000 Index (composed of the 3,000 largest U.S. stocks) and 20 percent of the MSCI ACWI (ex-US) (a benchmark for international stocks), and 25 percent of the 1-3 month Treasury Bill index (an index of very short-term government debt securities). The Fund beat its benchmark by 2 percent. The Fund benefited from positive asset-class selection and above-average risk exposure during the period. Higher allocations to growth stocks, Europe and Asia, and an increase in the international allocation in 2015 all contributed to performance.

The Fund also gained on its benchmark through higher-than-average risk exposure in a positive market. During the 12-month period ending in April 2015, there were five separate moves seeking to add protection to the portfolio – one less than last year. The number of moves to less risky assets was in line with expectations. The level of assets moved to less risky positions was relatively low. Market downturns were short-lived and not particularly deep, limiting the length of time and the amount of the portfolio in lowrisk positions. Only once did the Fund have more than 25 percent of its portfolio in lower-risk positions. Shelter ended the period fully invested.

The Fund’s allocation, when fully invested, favors international markets and large-cap U.S. stocks. Within the international allocation, the Fund favors Asia and developed markets, particularly Europe. Part of the international position is allocated to a position that lessens the effect of currency changes on the Fund. In the U.S., the Fund favors growth stocks over value stocks, and large companies over small ones.

Turnover for the Fund over the last 12 months was 106 percent.

*Based on total net asset value as of April 30, 2015. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares S&P 500 Growth ETF	17.60%
The Fund seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics.
Vanguard Growth ETF	14.69%
This Fund is an exchange-traded share class of Vanguard Growth Index Fund, which is designed to track the performance of the MSCI US Prime Market Growth Index.
iShares Core S&P 500 ETF	14.53%
The Fund seeks to track the investment results of an index composed of large-capitalization U.S. equities.
iShares S&P 500 Value ETF	13.38%
The Fund seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics.
Vanguard Value ETF	11.74%
This Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.
iShares MSCI All Country Asia ex Japan ETF	10.47%
The Fund seeks to track the investment results of an index composed of Asian equities, excluding Japan.
iShares MSCI EAFE ETF	10.16%
The Fund seeks to track the investment results of an index composed of large- and mid-capital- ization developed market equities, excluding the U.S. and Canada.
Deutsche X-trackers MSCI Europe Hedged Equity ETF	5.40%
This Fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index.

CLS Funds Annual Report	Shelter Fund - Performance Update

Annualized Total Returns as of April 30, 2015
					Since	Inception
	1 Year	3 Year	5 Year	10 Year	Inception	Date
Class N Shares1	10.11%	10.74%	5.55%	N/A	6.05%	12/30/09

* Figure is not annualized.
1 Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Shelter Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the Shelter Fund for the fiscal year ending April 30, 2014 were 1.55%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

CLS Investments, LLC (the “Adviser”) has elected to change the benchmark for the Fund. Going forward, the Russell 3000 Index will replace the S&P 500 Index as the Fund’s primary broad-based index. The S&P 500 Index will continue to be shown with the risk budget benchmark information for a period of one year.

The MSCI ACWI (ex-US) is a market-capitalization weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

* Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 75% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 25% of the 1-3 month Treasury Bill index.

CLS Funds Annual Report

Schedule of Investments - Global Diversified Equity Fund
April 30, 2015
	Shares	Value
Equity Funds - 99.92%
Commodity Funds - 0.57%
iShares Global Timber & Forestry ETF	60,000	$3,240,000
Developed International - 35.18%
iShares Europe ETF +	355,000	16,358,400
iShares MSCI EAFE ETF	545,300	36,267,903
iShares MSCI EMU ETF +	297,100	11,717,624
iShares MSCI Italy Capped ETF	96,000	1,465,920
iShares MSCI Japan ETF	842,500	10,834,550
PowerShares International Dividend Achievers Portfolio	1,391,498	25,631,393
Vanguard FTSE All-World ex-US ETF	985,500	50,299,920
Vanguard FTSE Europe ETF	498,000	28,146,960
Vanguard FTSE Pacific ETF	269,000	17,054,600
WisdomTree Global ex-U.S. Dividend Growth Fund	52,000	2,760,160
		200,537,430
Emerging Markets - 12.93%
iShares Core MSCI Emerging Markets ETF +	322,500	16,718,400
iShares MSCI All Country Asia ex Japan ETF +	217,400	14,807,114
iShares MSCI Emerging Markets ETF +	128,700	5,518,656
iShares MSCI Russia Capped ETF	295,000	4,486,950
SPDR S&P Emerging Markets Dividend ETF +	536,000	19,440,720
WisdomTree Emerging Markets Equity Income Fund +	268,558	12,732,335
		73,704,175
Global Equity - 3.34%
iShares Global 100 ETF +	241,200	19,069,272
Large Cap Core - 20.07%
Consumer Staples Select Sector SPDR Fund	320,000	15,478,400
Health Care Select Sector SPDR Fund	218,600	15,669,248
iShares MSCI USA Momentum Factor ETF +	52,000	3,617,380
Powershares FTSE RAFI US 1000 Portfolio +	32,000	2,959,680
PowerShares S&P 500 High Quality Portfolio +	100,000	2,326,000
Vanguard Dividend Appreciation ETF +	683,016	54,846,185
Vanguard Mega Cap ETF +	275,000	19,549,750
		114,446,643
Large Cap Growth - 20.01%
Fidelity MSCI Information Technology Index ETF +	71,000	2,314,600
iShares MSCI USA Quality Factor ETF +	543,840	34,653,485
iShares Russell 1000 Growth ETF	215,900	21,473,414
iShares Russell Top 200 Growth ETF +	204,500	10,693,305
Technology Select Sector SPDR Fund	865,000	36,831,700
Vanguard Information Technology ETF	75,000	8,091,750
		114,058,254
Large Cap Value - 7.82%
Energy Select Sector SPDR Fund +	275,000	22,737,000
Financial Select Sector SPDR Fund +	790,100	19,065,113
Vanguard Consumer Staples ETF +	22,000	2,762,430
		44,564,543

Total Equity Funds (cost $473,039,303)		569,620,317

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Global Diversified Equity Fund (Continued)
April 30, 2015
	Shares	Value
Collateral for Securities Loaned - 9.58%
Dreyfus Government Cash Management Istitutional Class, 0.01% *	12,117,671	$12,117,671
Milestone Treasury Obligations Fund Institutional Class, 0.01% *	35,000,000	35,000,000
U.S. Treasury Notes: 0.750% - 3.625%, 07/31/16 - 8/15/24	7,375,488	7,529,368
Total Collateral for Securities Loaned (cost $54,647,039)		54,647,039
Total Investments (cost $527,686,342) - 109.50%		$624,267,356
Liabilities Less Other Assets - Net - (9.50)%		(54,185,399)
NET ASSETS - 100.00%		$570,081,957

+ All or a portion of this security is on loan. Total loaned securities had a value of $53,391,907 at April 30, 2015.
* Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.

EAFE - Europe, Australasia, Far East
EMU - European Monetary Union
ETF - Exchange Traded Fund
FTSE - Financial Times Stock Exchange
MSCI - Morgan Stanley Capital International
RAFI - Research Affiliates
SPDR - Standard & Poors’ Depositary Receipts

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Growth and Income Fund
April 30, 2015
	Shares	Value
Bond Funds - 38.79%
High Yield Bonds - 0.52%
SPDR Blackstone / GSO Senior Loan ETF	44,816	$2,222,425
Intermediate/Long-Term Bonds - 17.94%
Fidelity Total Bond ETF	25,000	1,266,100
iShares Floating Rate Bond ETF	442,800	22,441,104
iShares iBoxx $Investment Grade Corporate Bond ETF	70,800	8,491,752
PIMCO Total Return Active ETF +	383,668	41,789,119
Vanguard Intermediate-Term Corporate Bond ETF +	22,500	1,968,750
		75,956,825
International Bonds - 6.11%
iShares 1-3 Year International Treasury Bond ETF	5,600	453,152
iShares JP Morgan USD Emerging Markets Bond ETF +	165,699	18,743,871
PowerShares Emerging Markets Sovereign Debt Portfolio	107,000	3,069,830
SPDR DB International Government Inflation-Protected Bond ETF +	63,675	3,623,107
		25,889,960
Short-Term Bonds - 14.22%
iShares TIPS Bond ETF	287,000	32,821,320
PIMCO Enhanced Short Maturity Active ETF	236,100	23,893,320
Schwab U.S. TIPs ETF * +	35,000	1,935,150
SPDR Nuveen Barclays Short Term Municipal Bond ETF	65,000	1,574,950
		60,224,740

Total Bond Funds (cost $162,331,767)		164,293,950

Equity Funds - 60.21%
Alternative - 1.12%
IQ Merger Arbitrage ETF *	40,000	1,158,720
WisdomTree Managed Futures Strategy Fund *	81,932	3,574,693
		4,733,413
Commodity Funds - 2.84%
GreenHaven Continuous Commodity Index Fund *	132,000	2,890,800
iShares S&P GSCI Commodity Indexed Trust *	275,000	5,956,500
Market Vectors Junior Gold Miners ETF	104,000	2,593,760
PowerShares DB Agriculture Fund * +	26,608	593,092
		12,034,152
Developed International - 17.70%
iShares MSCI EAFE Minimum Volatility ETF	180,888	12,300,384
iShares MSCI EMU ETF	133,100	5,249,464
iShares MSCI Japan ETF	765,000	9,837,900
PowerShares International Dividend Achievers Portfolio	908,700	16,738,254
Vanguard FTSE All-World ex-US ETF	145,000	7,400,800
Vanguard FTSE Europe ETF	390,000	22,042,800
WisdomTree Global ex-U.S. Dividend Growth Fund	26,000	1,380,080
		74,949,682
Emerging Markets - 5.98%
iShares Core MSCI Emerging Markets ETF	66,000	3,421,440
iShares MSCI All Country Asia ex Japan ETF +	127,000	8,649,970
iShares MSCI Russia Capped ETF	150,000	2,281,500
Vanguard FTSE Emerging Markets ETF	250,000	10,967,500
		25,320,410

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Growth and Income Fund (Continued)
April 30, 2015
	Shares	Value
Inverse Equity - 2.52%
ProShares Short Russell2000 *	708,675	$10,658,472
Large Cap Core - 14.14%
Consumer Staples Select Sector SPDR Fund	50,000	2,418,500
Health Care Select Sector SPDR Fund +	74,700	5,354,496
PowerShares S&P 500 High Quality Portfolio +	228,000	5,303,280
RevenueShares Large Cap ETF +	85,000	3,512,200
Vanguard Dividend Appreciation ETF +	539,300	43,305,790
		59,894,266
Large Cap Growth - 13.39%
iShares MSCI USA Quality Factor ETF	395,113	25,176,601
iShares Russell 1000 Growth ETF	46,600	4,634,836
Powershares QQQ Trust Series 1 +	44,100	4,746,483
Technology Select Sector SPDR Fund	309,000	13,157,220
Vanguard Information Technology ETF +	34,000	3,668,260
Vanguard Mega Cap Growth ETF	64,000	5,338,880
		56,722,280
Large Cap Value - 2.41%
Energy Select Sector SPDR Fund	15,000	1,240,200
Financial Select Sector SPDR Fund +	370,607	8,942,747
		10,182,947
Small/Mid-Cap Growth - 0.11%
SPDR S&P Oil & Gas Equipment & Services ETF +	15,693	470,947

Total Equity Funds (cost $217,664,595)		254,966,569

Money Market Funds - 0.68%
Short-Term Cash - 0.68%
Federated Prime Cash Obligations Fund Institutional Class, 0.06% **	2,863,437	2,863,437
Total Money Market Funds (cost $2,863,437)		2,863,437

Collateral for Securities Loaned - 12.36%
Dreyfus Government Cash Management Istitutional Class, 0.01% **	6,479,047	6,479,047
Milestone Treasury Obligations Fund Institutional Class, 0.01% **	35,000,000	35,000,000
U.S. Treasury Notes: 0.750% - 3.625%, 07/31/16 - 8/15/24	10,629,328	10,851,097
Total Collateral for Securities Loaned (cost $52,330,144)		52,330,144

Total Investments (cost $435,189,943) - 112.04%		$474,454,100
Liabilities Less Other Assets - Net - (12.04)%		(50,968,455)
NET ASSETS - 100.00%		$423,485,645

+ All or a portion of this security is on loan. Total loaned securities had a value of $51,200,880 at April 30, 2015.
* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.

DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
EMU - European Monetary Union
ETF - Exchange Traded Fund
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors’ Depositary Receipts
TIPS - Treasury Inflation-Protected Securities

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Global Growth Fund
April 30, 2015
	Shares	Value
Bond Funds - 19.60%
High Yield Bonds - 3.01%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	53,700	$5,458,605
SPDR Barclays Short Term High Yield Bond ETF	121,500	3,564,810
		9,023,415
Intermediate/Long-Term Bonds - 5.41%
iShares Floating Rate Bond ETF	320,141	16,224,746
International Bond - 3.09%
iShares JP Morgan USD Emerging Markets Bond ETF +	53,465	6,047,961
Vanguard Total International Bond ETF	60,000	3,208,800
		9,256,761
Short-Term Bonds - 8.09%
PIMCO Enhanced Short Maturity Active ETF	160,000	16,192,000
SPDR Barclays Short Term Corporate Bond ETF +	126,866	3,894,786
SPDR Nuveen Barclays Short Term Municipal Bond ETF	171,537	4,156,341
		24,243,127

Total Bond Funds (cost $58,917,193)		58,748,049

Equity Funds - 80.09%
Commodity Funds - 2.54%
iShares S&P GSCI Commodity Indexed Trust * +	217,500	4,711,050
PowerShares DB Agriculture Fund *	130,000	2,897,700
		7,608,750
Currency - 0.41%
PowerShares DB US Dollar Index Bullish Fund *	49,000	1,220,590
Developed International - 21.54%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	105,000	3,169,950
iShares MSCI ACWI ex US ETF +	292,229	13,688,006
iShares MSCI Canada ETF +	202,100	5,885,152
iShares MSCI EAFE ETF	277,220	18,437,902
iShares MSCI Italy Capped ETF	87,000	1,328,490
iShares MSCI United Kingdom ETF	114,500	2,199,545
Schwab International Equity ETF	90,000	2,830,500
Vanguard FTSE Europe ETF	82,700	4,674,204
WisdomTree Europe Hedged Equity Fund	54,500	3,502,170
WisdomTree International SmallCap Dividend Fund +	26,000	1,622,400
WisdomTree Japan Hedged Equity Fund	128,000	7,221,760
		64,560,079
Emerging Markets - 9.96%
EGShares Beyond BRICs ETF	127,503	2,573,011
Guggenheim China Small Cap ETF +	85,200	2,912,136
iShares Core MSCI Emerging Markets ETF	175,200	9,082,368
iShares MSCI All Country Asia ex Japan ETF +	62,000	4,222,820
iShares MSCI Frontier 100 ETF +	90,979	2,820,349
iShares MSCI Mexico Capped ETF +	43,400	2,543,674
WisdomTree Emerging Markets Equity Income Fund	119,967	5,687,635
		29,841,993
Global Equity - 2.39%
iShares Global Energy ETF +	42,600	1,658,418
iShares Global Healthcare ETF +	31,000	3,338,700
iShares Global Tech ETF	22,000	2,172,720
		7,169,838

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Global Growth Fund (Continued)
April 30, 2015
	Shares	Value
Large Cap Core - 12.12%
Consumer Staples Select Sector SPDR Fund	90,000	$4,353,300
Industrial Select Sector SPDR Fund +	96,200	5,351,606
Market Vectors Morningstar Wide Moat ETF	79,600	2,505,012
Materials Select Sector SPDR Fund	49,700	2,505,874
Vanguard Health Care ETF	68,850	9,152,919
Vanguard Large-Cap ETF	71,190	6,827,121
Vanguard Total Stock Market ETF	52,060	5,617,795
		36,313,627
Large Cap Growth - 14.56%
iShares North American Tech-Software ETF +	51,000	5,086,740
iShares Russell 1000 Growth ETF	54,740	5,444,440
Powershares QQQ Trust Series 1 +	143,370	15,430,913
Vanguard Growth ETF	89,910	9,669,821
Vanguard Information Technology ETF +	47,650	5,140,959
Vanguard Mega Cap Growth ETF	34,200	2,852,964
		43,625,837
Large Cap Value - 12.29%
Energy Select Sector SPDR Fund	105,430	8,716,952
Financial Select Sector SPDR Fund	670,450	16,177,959
SPDR Dow Jones Industrial Average ETF Trust	66,911	11,922,202
		36,817,113
Small/Mid Cap Core - 4.28%
iShares Russell Mid-Cap ETF +	17,230	2,955,979
SPDR S&P MidCap 400 ETF Trust	9,483	2,590,281
Vanguard Small-Cap ETF	60,750	7,293,645
		12,839,905

Total Equity Funds (cost $203,321,877)		239,997,732

Money Market Funds - 0.23%
Short-Term Cash - 0.23%
Federated Prime Cash Obligations Fund Insittutional Class, 0.06% **	686,340	686,340
Total Money Market Funds (cost $686,340)		686,340

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Global Growth Fund (Continued)
April 30, 2015
	Shares	Value
Collateral for Securities Loaned - 17.26%
Dreyfus Government Cash Management Istitutional Class, 0.01% **	2,699,975	$2,699,975
Milestone Treasury Obligations Fund Institutional Class, 0.01% **	30,500,000	30,500,000
U.S. Treasury Bills: 06/18/15 - 07/16/15	1,271,907	1,271,902
U.S. Treasury Bond: 3.000%, 11/15/44	371,884	396,784
U.S. Treausury Inflation Indexed Note: 0.125%, 04/15/18	4,211	4,375
U.S. Treasury Notes: 0.750% - 3.625%, 07/31/16 - 8/15/24	16,515,008	16,850,362
Total Collateral for Securities Loaned (cost $51,723,398)		51,723,398

Total Investments (cost $314,648,808) - 117.18%		$351,155,519
Liabilities Less Other Assets - Net - (17.18)%		(51,471,515)
NET ASSETS - 100.00%		$299,684,004

+ All or a portion of this security is on loan. Total loaned securities had a value of $50,536,843 at April 30, 2015.
* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.

ACWI - All Country World Index
BRIC - Brazil, Russia, India and China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors’ Depositary Receipts

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Domestic Equity Fund
April 30, 2015
	Shares	Value
Equity Funds - 99.07%
Large Cap Core - 53.34%
First Trust NASDAQ Technology Dividend Index Fund	29,000	$811,420
Guggenheim S&P 500 Equal Weight ETF	38,500	3,133,130
iShares MSCI USA Momentum Factor ETF +	62,000	4,313,030
iShares U.S. Healthcare ETF +	5,000	758,100
Market Vectors Morningstar Wide Moat ETF	37,000	1,164,390
		10,180,070
Large Cap Growth - 11.62%
iShares MSCI USA Quality Factor ETF +	16,000	1,019,520
iShares North American Tech-Software ETF	12,000	1,196,880
		2,216,400
Large Cap Value - 26.25%
Fidelity MSCI Consumer Staples Index ETF	34,000	993,480
iShares MSCI USA Minimum Volatility ETF	32,000	1,312,640
iShares Russell 1000 Value ETF	26,000	2,703,740
.		5,009,860
Small/Mid Cap Core - 3.52%
WisdomTree SmallCap Earnings Fund +	8,000	672,320
Small/Mid Cap Value - 4.34%
Guggenheim S&P 500 Pure Value ETF	15,000	828,150

Total Equity Funds (cost $17,401,717)		18,906,800

Money Market Funds - 1.18%
Short-Term Cash - 1.18%
Federated Prime Cash Obligations Fund Institutional Class, 0.06% *	225,827	225,827
Total Money Market Funds (cost $225,827)		225,827

Collateral for Securities Loaned - 25.56%
Dreyfus Government Cash Management Institutional Class, 0.01% *	4,377,956	4,377,956
Milestone Treasury Obligations Fund Institutional Class, 0.01% *	500,000	500,000
Total Collateral for Securities Loaned (cost $4,877,956)		4,877,956

Total Investments (cost $22,505,500) - 125.81%		$24,010,583
Liabilities Less Other Assets - Net - (25.81)%		(4,926,028)
NET ASSETS - 100.00%		$19,084,555

+ All or a portion of this security is on loan. Total loaned securities had a value of $4,776,998 at April 30, 2015.
* Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.

DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
EMU - European Monetary Union
ETF - Exchange Traded Fund
MSCI - Morgan Stanley Capital International

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - International Equity Fund
April 30, 2015
	Shares	Value
Equity Funds - 99.88%
Developed International - 68.87%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	35,800	$1,044,286
iShares Asia/Pacific Dividend ETF +	17,000	849,150
iShares MSCI Belgium Capped ETF	19,900	347,255
iShares MSCI Israel Capped ETF +	4,600	237,636
iShares MSCI Singapore ETF +	20,400	279,072
iShares MSCI France ETF +	7,500	203,700
iShares MSCI Japan ETF	27,500	353,650
iShares MSCI Italy Capped ETF	20,200	308,454
iShares MSCI Ireland Capped ETF	11,300	443,638
iShares MSCI EAFE Minimum Volatility ETF	17,200	1,169,600
iShares MSCI United Kingdom ETF	19,800	380,358
PowerShares S&P International Developed Low Volatility Portfolio +	47,200	1,522,200
Vanguard FTSE Pacific ETF	19,087	1,210,116
Vanguard FTSE Europe ETF	4,300	243,036
WisdomTree Australia Dividend Fund	13,500	744,255
WisdomTree Europe Hedged Equity Fund	3,500	224,910
		9,561,316
Emerging Markets - 31.01%
EGShares EM Quality Dividend ETF	9,500	144,115
Guggenheim Frontier Markets ETF	40,000	560,400
iShares MSCI All Country Asia ex Japan ETF	20,400	1,389,444
iShares MSCI India ETF	8,700	255,649
iShares MSCI Taiwan ETF +	22,100	363,324
PowerShares FTSE RAFI Emerging Markets Portfolio	17,800	369,706
SPDR S&P China ETF	3,900	379,275
WisdomTree Emerging Markets Equity Income Fund +	17,800	843,898
		4,305,811

Total Equity Funds (cost $12,969,550)		13,867,127

Money Market Funds - 0.62%
Short-Term Cash - 0.62%
Federated Prime Cash Obligations Fund Institutional Class, 0.06% *	85,482	85,482
Total Money Market Funds (cost $85,482)		85,482

Collateral for Securities Loaned - 11.87%
Dreyfus Government Cash Management Institutional Class, 0.01% *	1,648,353	1,648,353
Total Collateral for Securities Loaned (cost $1,648,353)		1,648,353

Total Investments (cost $14,703,385) - 112.37%		$15,600,962
Liabilities Less Other Assets - Net - (12.37)%		(1,717,320)
NET ASSETS - 100.00%		$13,883,642

+ All or a portion of this security is on loan. Total loaned securities had a value of $1,604,762 at April 30, 2015.
* Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.

EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
FTSE - Financial Times Stock Exchange
MSCI - Morgan Stanley Capital International
RAFI - Research Affiliates
SPDR - Standard & Poors’ Depositary Receipts

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Enhanced Long/Short Fund
April 30, 2015
	Shares	Value
Equity Funds - 98.50%
Developed International - 11.30%
iShares MSCI Canada ETF	70,000	$2,038,400
iShares MSCI EAFE ETF	148,200	9,856,782
		11,895,182
Emerging Markets - 3.12%
iShares China Large-Cap ETF +	3,700	189,921
iShares Latin America 40 ETF	32,000	1,030,400
iShares MSCI Emerging Markets ETF +	48,000	2,058,240
		3,278,561
Inverse Equity - 31.73%
ProShares Short Dow30 *	688,600	15,803,370
ProShares Short Russell2000 *	232,000	3,489,280
ProShares Short S&P500 *	664,000	14,090,080
		33,382,730
Large Cap Core - 30.52%
Consumer Staples Select Sector SPDR Fund	43,000	2,079,910
Industrial Select Sector SPDR Fund	40,000	2,225,200
iShares Core S&P 500 ETF	25,300	5,309,205
SPDR S&P 500 ETF Trust +	99,500	20,747,740
Vanguard Health Care ETF	13,200	1,754,808
		32,116,863
Large Cap Growth - 5.70%
Powershares QQQ Trust Series 1 +	39,550	4,256,767
Technology Select Sector SPDR Fund	41,000	1,745,780
		6,002,547
Large Cap Value - 11.43%
Energy Select Sector SPDR Fund +	27,000	2,232,360
Financial Select Sector SPDR Fund	50,000	1,206,500
SPDR Dow Jones Industrial Average ETF Trust +	32,000	5,701,760
SPDR S&P Bank ETF	85,000	2,882,350
		12,022,970
Small/Mid Cap Core - 4.70%
iShares Russell 2000 ETF +	32,500	3,937,700
SPDR S&P MidCap 400 ETF Trust +	3,700	1,010,655
		4,948,355

Total Equity Funds (cost $104,992,370)		103,647,208
Money Market Funds - 1.58%
Federated Prime Cash Obligations Fund Institutional Class, 0.06% **	1,659,634	1,659,634
Total Money Market Funds (cost $1,659,634)		1,659,634

Total Investments (cost $106,652,004) - 100.08%		$105,306,842
Liabilities Less Other Assets - Net - (0.08)%		(88,693)
NET ASSETS - 100.00%		$105,218,149

+ Subject to written options.
* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.
The market value of securities held to cover written call options at April 30, 2015 was $9,564,456.

EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors’ Depositary Receipts

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Enhanced Long/Short Fund (Continued)
April 30, 2015
	Contracts**	Value
Schedule of Call Options Written *
Energy Select Sector SPDR Fund	30	$630
May 2015, Exercise Price $85.50
Energy Select Sector SPDR Fund	50	600
May 2015, Exercise Price $87.00
iShares China Large-Cap ETF	37	148
May 2015, Exercise Price $59.00
iShares MSCI Emerging Markets ETF	100	500
May 2015, Exercise Price $45.00
iShares MSCI Emerging Markets ETF	50	200
May 2015, Exercise Price $45.50
iShares Russell 2000 ETF	30	60
May 2015, Exercise Price $129.50
iShares Russell 2000 ETF	30	60
May 2015, Exercise Price $131.00
iShares Russell 2000 ETF	50	50
May 2015, Exercise Price $133.00
Powershares QQQ Trust Series 1	75	525
May 2015, Exercise Price $112.00
Powershares QQQ Trust Series 1	40	80
May 2015, Exercise Price $113.00
SPDR Dow Jones Industrial Average ETF Trust	30	60
May 2015, Exercise Price $187.00
SPDR S&P 500 ETF Trust	50	200
May 2015, Exercise Price $217.00
SPDR S&P 500 ETF Trust	75	225
May 2015, Exercise Price $217.50
SPDR S&P 500 ETF Trust	50	100
May 2015, Exercise Price $218.00
SPDR S&P 500 ETF Trust	50	50
May 2015, Exercise Price $219.00
SPDR S&P MidCap 400 ETF Trust	10	70
May 2015, Exercise Price $285.00
Total Call Options Written (proceeds $8,462)		$3,558

* Non-income producing security.
** Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Flexible Income Fund
April 30, 2015
	Shares	Value
Bond Funds - 81.14%
High Yield Bonds - 18.75%
iShares iBoxx $High Yield Corporate Bond ETF	101,080	$9,197,269
Peritus High Yield ETF +	50,444	2,105,028
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	56,295	5,722,387
PowerShares Senior Loan Portfolio +	434,800	10,513,464
SPDR Barclays Short Term High Yield Bond ETF	252,775	7,416,418
SPDR Blackstone / GSO Senior Loan ETF +	42,500	2,107,575
		37,062,141
Intermediate/Long-Term Bonds - 35.21%
iShares 3-7 Year Treasury Bond ETF +	41,200	5,104,680
iShares Core U.S. Aggregate Bond ETF	90,626	10,046,798
iShares Core US Credit Bond ETF	33,450	3,749,411
iShares Floating Rate Bond ETF	264,573	13,408,560
iShares iBoxx $Investment Grade Corporate Bond ETF	18,725	2,245,876
iShares Intermediate Credit Bond ETF	90,380	9,977,952
iShares National AMT-Free Muni Bond ETF +	31,275	3,427,115
PIMCO Total Return Active ETF +	29,700	3,234,924
SPDR Doubleline Total Return Tactical ETF	6,000	300,660
Vanguard Intermediate-Term Corporate Bond ETF +	94,483	8,267,263
Vanguard Mortgage-Backed Securities ETF	41,000	2,191,860
Vanguard Total Bond Market ETF	92,385	7,659,640
		69,614,739
International Bond - 7.19%
iShares Emerging Markets Local Currency Bond ETF +	52,400	2,378,960
iShares JP Morgan USD Emerging Markets Bond ETF +	65,350	7,392,392
PIMCO Global Advantage Inflation-Linked Bond Active ETF	100,000	4,445,000
		14,216,352
Inverse Bond - 0.10%
ProShares UltraShort 20+ Year Treasury *	4,500	200,790
Short-Term Bonds - 19.89%
iShares 1-3 Year Treasury Bond ETF +	36,541	3,101,235
iShares Short-Term National AMT-Free Muni Bond ETF	16,450	1,737,449
iShares TIPS Bond ETF	56,048	6,409,649
PIMCO 1-5 Year U.S. TIPS Index ETF +	71,372	3,734,897
PIMCO Enhanced Short Maturity Active ETF +	121,117	12,257,040
SPDR Nuveen Barclays Short Term Municipal Bond ETF +	166,971	4,045,707
Vanguard Short-Term Corporate Bond ETF	100,375	8,043,049
		39,329,026

Total Bond Funds (cost $160,748,850)		160,423,048

Equity Funds - 9.49%
Commodity - 0.85%
United States Commodity Index Fund *	35,500	1,678,085

Currency - 1.11%
PowerShares DB US Dollar Index Bullish Fund *	88,000	2,192,080

Developed International - 0.87%
iShares MSCI EAFE ETF	12,500	831,375
iShares MSCI EAFE Value ETF +	16,000	886,080
		1,717,455

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Flexible Income Fund (Continued)
April 30, 2015
	Shares	Value
Inverse Equity - 0.23%
ProShares Short S&P500 *	21,000	$445,620
Large Cap Core - 1.61%
iShares Core S&P 500 ETF +	15,200	3,189,720
Large Cap Value - 2.10%
PowerShares S&P 500 Low Volatility Portfolio	59,300	2,198,844
Vanguard High Dividend Yield ETF	28,000	1,944,880
		4,143,724
Preferred Security - 2.72%
iShares US Preferred Stock ETF +	46,775	1,868,194
PowerShares Financial Preferred Portfolio +	119,461	2,204,055
PowerShares Preferred Portfolio +	88,700	1,312,760
		5,385,009

Total Equity Funds (cost $17,704,191)		18,751,693

	Principal ($)	Value
U.S. Government and Agency Obligations - 7.71%
Fannie Mae, 3.50%, due 12/1/2030	$353,340	373,751
Fannie Mae, 3.50%, due 7/1/2032	692,338	731,555
Fannie Mae, 4.00%, due 2/1/2040	364,854	389,828
Fannie Mae, 4.00%, due 10/1/2040	343,712	368,401
Fannie Mae, 4.00%, due 6/1/2041	571,888	613,349
Fannie Mae, 4.00%, due 9/1/2041	772,886	828,654
Fannie Mae, 4.00%, due 12/1/2041	452,891	485,604
Fannie Mae, 5.00%, due 11/1/2039	427,767	480,845
Fannie Mae, 5.00%, due 2/1/2040	689,366	771,503
Fannie Mae, 5.50%, due 12/1/2039	310,420	354,781
Fannie Mae, 5.50%, due 4/1/2040	420,978	476,442
Fannie Mae, 6.00%, due 12/1/2035	414,521	476,706
Fannie Mae, 6.00%, due 12/1/2038	148,917	169,943
Federal Home Loan Banks, 2.90%, due 4/20/2017	166,765	171,919
Federal Home Loan Mortgage Corp., 2.00%, due 3/12/2020	1,000,000	1,023,761
Federal Home Loan Mortgage Corp., 5.40%, due 3/17/2021	750,000	782,229
Federal National Mortgage Association, 2.00%, due 8/28/2020	1,000,000	1,017,409
Freddie Mac Gold Pool, 4.50%, due 2/1/2041	414,731	452,474
Freddie Mac Gold Pool,5.50%, due 6/1/2034	362,283	410,809
Freddie Mac Gold Pool, 6.00%, due 5/1/2037	140,008	160,173
Freddie Mac Gold Pool, 6.50%, due 4/1/2039	202,803	235,081
Government National Mortgage Association, 3.50%, due 7/16/2039	192,863	200,505
Government National Mortgage Association, 4.00%, due 2/20/2039	459,132	475,515
United States Treasury Note/Bond, 4.25%, due 11/15/2017	2,500,000	2,718,555
United States Treasury Note/Bond, 4.50%, due 5/15/2017	1,000,000	1,078,906
Total U.S. Government and Agency Obligations (cost $14,630,786)		15,248,698

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Flexible Income Fund (Continued)
April 30, 2015
	Shares	Value
Money Market Funds - 1.78%
Short-Term Cash - 1.78%
Federated Prime Cash Obligations Fund Institutional Class, 0.06% **	3,511,739	$3,511,739
Total Money Market Funds (cost $3,511,739)		3,511,739

Collateral for Securities Loaned - 14.02%
Dreyfus Government Cash Management Institutional Class, 0.01% **	12,711,789	12,711,789
Milestone Treasury Obligations Fund Institutional Class, 0.01% **	15,000,000	15,000,000
Total Collateral for Securities Loaned (cost $27,711,789)		27,711,789

Total Investments (cost $224,307,355) - 114.14%		$225,646,967
Liabilities Less Other Assets - Net - (14.14)%		(27,946,799)
NET ASSETS - 100.00%		$197,700,168

+ All or a portion of this security is on loan. Total loaned securities had a value of $27,114,884 at April 30, 2015.
* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.

AMT - Alternative Minimum Tax
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors’ Depositary Receipts
TIPS - Treasury Inflation-Protected Securities

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Global Aggressive Equity Fund
April 30, 2015
	Shares	Value
Equity Funds - 99.92%
Alternative - 6.31%
ProShares Large Cap Core Plus	46,000	$4,637,720
WisdomTree Managed Futures Strategy Fund * +	40,000	1,745,200
		6,382,920
Developed International - 30.26%
Deutsche X-trackers MSCI Europe Hedged Equity ETF +	80,000	2,333,600
Deutsche X-trackers MSCI Japan Hedged Equity ETF +	132,000	5,566,440
FlexShares International Quality Dividend Index Fund	77,000	2,038,960
iShares MSCI ACWI ETF	140,000	8,643,600
iShares MSCI Europe Financials ETF +	35,000	830,550
iShares MSCI Ireland Capped ETF +	50,000	1,963,000
iShares MSCI United Kingdom ETF	119,000	2,285,990
SPDR S&P International Dividend ETF	64,000	2,945,280
WisdomTree Europe SmallCap Dividend Fund +	68,000	4,012,680
		30,620,100
Emerging Markets - 6.18%
Global X China Financials ETF +	33,000	631,620
iShares MSCI All Country Asia ex Japan ETF	41,000	2,792,510
Market Vectors Vietnam ETF	12,000	216,360
SPDR S&P Emerging Asia Pacific ETF +	28,000	2,616,600
		6,257,090
Global Equity - 2.37%
PowerShares Global Listed Private Equity Portfolio +	201,000	2,393,910
Large Cap Core - 19.56%
First Trust NASDAQ Technology Dividend Index Fund	233,000	6,519,340
Guggenheim S&P 500 Equal Weight ETF +	68,000	5,533,840
Market Vectors Morningstar Wide Moat ETF	246,000	7,741,620
		19,794,800
Large Cap Growth - 9.27%
iShares PHLX Semiconductor ETF +	49,000	4,547,690
Powershares Dynamic Pharmaceuticals Portfolio +	65,000	4,833,400
		9,381,090
Large Cap Value - 3.33%
Energy Select Sector SPDR Fund +	16,000	1,322,880
First Trust Capital Strength ETF +	54,000	2,051,460
		3,374,340
Small/Mid Cap Core - 3.44%
Guggenheim Spin-Off ETF +	74,000	3,481,700
Small/Mid Cap Growth - 9.24%
First Trust US IPO Index Fund +	48,000	2,563,200
iShares U.S. Medical Devices ETF +	46,000	5,377,400
SPDR S&P Oil & Gas Equipment & Services ETF +	47,000	1,410,470
		9,351,070

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Global Aggressive Equity Fund (Continued)
April 30, 2015
	Shares	Value
Small/Mid Cap Value - 9.96%
Guggenheim Shipping ETF +	109,000	$2,190,900
Guggenheim Timber ETF	162,000	4,218,480
iShares U.S. Insurance ETF	75,000	3,672,750
		10,082,130

Total Equity Funds (cost $82,718,817)		101,119,150

Collateral for Securities Loaned - 26.76%
Dreyfus Government Cash Management Institutional Class, 0.01% **	12,084,768	12,084,768
Milestone Treasury Obligations Fund Institutional Class, 0.01% **	15,000,000	15,000,000
Total Collateral for Securities Loaned (cost $27,084,768)		27,084,768

Total Investments (cost $109,803,585) - 126.68%		$128,203,918
Liabilities Less Other Assets - Net - (26.68)%		(27,003,318)
NET ASSETS - 100.00%		$101,200,600

+ All or a portion of this security is on loan. Total loaned securities had a value of $26,473,200 at April 30, 2015.
* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.

ACWI - All Country World Index
ETF - Exchange Traded Fund
IPO - Initial Public Offering
MSCI - Morgan Stanley Capital International
PHLX - Philadelphia Stock Exchange
SPDR - Standard & Poors’ Depositary Receipts

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Schedule of Investments - Shelter Fund
April 30, 2015
	Shares	Value
Equity Funds - 97.96%
Developed International - 15.56%
Deutsche X-trackers MSCI Europe Hedged Equity ETF +	182,000	$5,308,940
iShares MSCI EAFE ETF	150,000	9,976,500
		15,285,440
Emerging Markets - 10.47%
iShares MSCI All Country Asia ex Japan ETF	151,000	10,284,610
Large Cap Core - 14.52%
iShares Core S&P 500 ETF	68,000	14,269,800
Large Cap Growth - 32.29%
iShares S&P 500 Growth ETF	151,000	17,291,010
Vanguard Growth ETF	134,200	14,433,210
		31,724,220
Large Cap Value - 25.12%
iShares S&P 500 Value ETF	140,000	13,144,600
Vanguard Value ETF	136,000	11,528,720
		24,673,320

Total Equity Funds (cost $83,091,006)		96,237,390

Money Market Funds - 1.72%
Federated Prime Cash Obligations Fund Institutional Class, 0.06% *	1,686,570	1,686,570
Total Money Market Funds (cost $1,686,570)		1,686,570

Collateral for Securities Loaned - 0.38%
Dreyfus Government Cash Management Institutional Class, 0.01% *	378,000	378,000
Total Collateral for Securities Loaned (cost $378,000)		378,000

Total Investments (cost $85,155,576) - 100.06%		$98,301,960
Liabilities Less Other Assets - Net - (0.06)%		(61,208)
NET ASSETS - 100.00%		$98,240,752

+ All or a portion of this security is on loan. Total loaned securities had a value of $370,062 at April 30, 2015.
* Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2015.

EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
MSCI - Morgan Stanley Capital International

Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Assets and Liabilities
April 30, 2015
	Global	Growth and	Global	Domestic	International
	Diversified	Income	Growth	Equity	Equity
Assets:	Equity Fund	Fund	Fund	Fund	Fund
Investments, at cost	$527,686,342	$435,189,943	$314,648,808	$22,505,500	$14,703,385
Investments in securities, at value *	$624,267,356	$474,454,100	$351,155,519	$24,010,583	$15,600,962
Receivable for securities sold	926,783	1,448,979	340,244	—	—
Receivable for fund shares sold	146,339	163,587	91,198	2,299	213
Receivable for security lending	46,141	73,332	63,098	14,389	5,950
Interest and dividends receivable	—	101,873	37,932	—	—
Receivable due from advisor	2,008	7,034	4,061	—	—
Prepaid expenses and other assets	42,902	27,387	19,959	21,126	24,104
Total Assets	625,431,529	476,276,292	351,712,011	24,048,397	15,631,229
Liabilities:
Securities lending collateral (Note 7)	54,647,039	52,330,144	51,723,398	4,877,956	1,648,353
Due to custodian	133,988	—	—	—	—
Payable for securities purchased	—	—	—	—	—
Payable for fund shares redeemed	502,948	408,397	263,469	14,270	18,135
Accrued advisory fees	—	—	—	30,434	30,241
Fees payable to other affiliates	36,192	33,878	23,903	13,314	11,793
Accrued distribution (12b-1) fees	2,114	—	—	—	—
Call options written, at fair value (premiums received $0, $0, $0, $0, $0)	—	—	—	—	—
Accrued expenses and other liabilities	27,291	18,228	17,237	27,868	39,065
Total Liabilities	55,349,572	52,790,647	52,028,007	4,963,842	1,747,587
Net Assets	$570,081,957	$423,485,645	$299,684,004	$19,084,555	$13,883,642
Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$458,520,679	$384,073,867	$253,994,589	$13,011,487	$13,016,374
Undistributed net investment income	—	794,435	1,204,158	131,211	—
Accumulated net realized gain (loss) on investments, securities sold short and written options	14,980,264	(646,814)	7,978,546	4,436,774	(30,309)
Net unrealized appreciation (depreciation) on investments, securities sold short,and written options	96,581,014	39,264,157	36,506,711	1,505,083	897,577
Net Assets	$570,081,957	$423,485,645	$299,684,004	$19,084,555	$13,883,642
Class C Shares:
Net assets	$2,571,596	$—	$—	$—	$—
Net asset value and offering price per share (Net assets ÷ Total shares of beneficial interest outstanding)**	$17.17	$—	$—	$—	$—
Total shares outstanding at end of year	149,764	—	—	—	—
Class N Shares:
Net assets	$567,510,361	$423,485,645	$299,684,004	$19,084,555	$13,883,642
Net asset value and offering price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$18.26	$10.99	$11.59	$9.31	$4.68
Total shares outstanding at end of year	31,071,249	38,530,210	25,851,121	2,049,897	2,969,366

* Includes Securities Loaned $53,391,907; $51,200,880; $50,536,843; $4,776,998; $1,604,762.
** Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Assets and Liabilities (Continued)
April 30, 2015
	Enhanced	Flexible	Global
	Long/Short	Income	Aggressive	Shelter
Assets:	Fund	Fund	Equity Fund	Fund
Investments, at cost	$106,652,004	$224,307,355	$109,803,585	$85,155,576
Investments in securities, at value *	$105,306,842	$225,646,967	$128,203,918	$98,301,960
Receivable for securities sold	—	—	155,468	—
Receivable for fund shares sold	40,014	86,274	10,617	367,511
Receivable for security lending	—	57,299	52,495	4,158
Interest and dividends receivable	3,791	155,213	—	—
Receivable due from advisor	3,508	2,508	7,540	—
Prepaid expenses and other assets	15,302	16,718	16,028	18,700
Total Assets	105,369,457	225,964,979	128,446,066	98,692,329
Liabilities:
Securities lending collateral (Note 7)	—	27,711,789	27,084,768	378,000
Due to custodian	—	—	100,659	—
Payable for securities purchased	—	300,438	—	—
Payable for fund shares redeemed	113,705	207,431	30,328	678
Accrued advisory fees	—	—	—	9,986
Fees payable to other affiliates	32,649	29,618	18,695	36,927
Accrued distribution (12b-1) fees	—	—	—	—
Call options written, at fair value (premiums received $8,462,$0, $0, $0, $0)	3,558	—	—	—
Accrued expenses and other liabilities	1,396	15,535	11,016	25,986
Total Liabilities	151,308	28,264,811	27,245,466	451,577
Net Assets	$105,218,149	$197,700,168	$101,200,600	$98,240,752
Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$107,125,921	$196,287,468	$79,970,620	$84,203,572
Undistributed net investment income	—	546,200	122,898	600,591
Accumulated net realized gain (loss) on investments, securities sold short and written options	(567,514)	(473,112)	2,706,749	290,205
Net unrealized appreciation (depreciation) on investments, securities sold short, and written options	(1,340,258)	1,339,612	18,400,333	13,146,384
Net Assets	$105,218,149	$197,700,168	$101,200,600	$98,240,752
Class C Shares:
Net assets	$—	$—	$—	$—
Net asset value and offering price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$—	$—	$—	$—
Total shares outstanding at end of year	—	—	—	—
Class N Shares:
Net assets	$105,218,149	$197,700,168	$101,200,600	$98,240,752
Net asset value and offering price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.54	$10.35	$13.73	$13.35
Total shares outstanding at end of year	9,978,499	19,095,498	7,372,216	7,356,693

* Includes Securities Loaned $0; $27,114,884; $26,473,200; $370,062.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Operations
For the Year Ended April 30, 2015
	Global	Growth and	Global	Domestic	International
	Diversified	Income	Growth	Equity	Equity
	Equity Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest income	$1,856	$2,590	$895	$267	$344
Dividend income	11,805,646	8,373,327	5,550,018	1,792,087	2,201,133
Securities lending income-net	682,794	884,701	770,512	296,990	501,846
Total investment income	12,490,296	9,260,618	6,321,425	2,089,344	2,703,323
Expenses:
Investment advisory fees	4,633,151	3,211,945	2,358,306	801,955	1,191,864
Shareholder Service Fees	703,773	526,244	371,335	25,401	18,973
Distribution fees (12b-1) - Class C Shares	25,938	—	—	—	—
Administration fees	350,770	277,880	224,674	82,477	115,572
Transfer agent fees	186,304	186,639	212,054	113,321	135,663
Accounting fees	108,966	69,381	59,296	36,405	40,694
Printing and postage expense	75,469	47,153	62,320	22,446	35,249
Registration & filing fees	44,932	26,802	25,768	24,999	24,999
Professional fees	40,105	28,784	24,879	19,799	25,720
Custodian fees	36,136	23,091	17,701	10,204	14,380
Insurance expense	25,345	20,625	15,683	10,534	16,183
Chief compliance officer fees	18,240	11,772	8,716	4,578	7,365
Trustees’ fees	17,205	17,403	14,345	17,603	17,903
Dividends on securities sold short	—	—	—	—	23,549
Interest expense	—	—	—	—	19,392
Miscellaneous fees and expenses	883	867	866	974	1,409
Total expenses before waivers	6,267,217	4,448,586	3,395,943	1,170,696	1,688,915
Expenses waived	(100,527)	(146,025)	(255,228)	(224,289)	(262,496)
Net Expenses	6,166,690	4,302,561	3,140,715	946,407	1,426,419
Net Investment Income	6,323,606	4,958,057	3,180,710	1,142,937	1,276,904
Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on:
Investments	30,579,215	(52,550)	9,590,633	35,378,249	30,771,892
Securities sold short	—	—	—	—	(590,969)
Options written	—	—	—	—	—
Distributions of realized gains by underlying investment companies	—	11,140	598,146	—	5,873
Total net realized gain (loss)	30,579,215	(41,410)	10,188,779	35,378,249	30,186,796
Net change in unrealized appreciation (depreciation) on investments	(1,212,660)	7,968,705	1,993,131	(31,603,774)	(27,466,751)
Net change in unrealized appreciation on securities sold short	—	—	—	—	297,122
Net change in unrealized depreciation on written options	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	29,366,555	7,927,295	12,181,910	3,774,475	3,017,167
Net Increase in Net Assets
Resulting from Operations	$35,690,161	$12,885,352	$15,362,620	$4,917,412	$4,294,071

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Operations (Continued)
For the Year Ended April 30, 2015
	Enhanced	Flexible	Global
	Long/Short	Income	Aggressive	Shelter
	Fund	Fund	Equity Fund	Fund
Investment Income:
Interest income	$465	$467,114	$202	$465
Dividend income	1,321,218	4,415,793	2,294,118	1,758,703
Securities lending income-net	—	724,255	577,806	57,059
Total investment income	1,321,683	5,607,162	2,872,126	1,816,227
Expenses:
Investment advisory fees	773,179	953,867	844,581	732,532
Shareholder Service Fees	130,823	243,555	127,110	113,185
Distribution fees (12b-1) - Class C Shares	—	—	—	—
Administration fees	94,233	172,850	91,682	81,207
Transfer agent fees	176,383	171,372	111,605	22,032
Accounting fees	41,786	50,421	41,302	41,710
Printing and postage expense	21,091	24,966	31,304	13,257
Registration & filing fees	24,713	25,252	24,301	22,801
Professional fees	16,256	20,109	16,916	17,943
Custodian fees	7,176	12,376	7,116	6,234
Insurance expense	5,997	11,005	5,405	3,874
Chief compliance officer fees	3,115	5,562	2,770	2,153
Trustees’ fees	18,807	17,428	16,600	17,755
Dividends on securities sold short	—	—	—	—
Interest expense	—	—	—	—
Miscellaneous fees and expenses	974	1,106	790	901
Total expenses before waivers	1,314,533	1,709,869	1,321,482	1,075,584
Expenses waived	(259,564)	(235,410)	(204,172)	(102,029)
Net Expenses	1,054,969	1,474,459	1,117,310	973,555
Net Investment Income	266,714	4,132,703	1,754,816	842,672
Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on:
Investments	3,733,407	(314,072)	4,848,721	312,679
Securities sold short	—	—	—	—
Options written	163,995	—	—	—
Distributions of realized gains by underlying investment companies	—	71,613	41,980	—
Total net realized gain (loss)	3,897,402	(242,459)	4,890,701	312,679
Net change in unrealized appreciation (depreciation) on investments	(2,578,882)	(579,000)	862,012	6,979,296
Net change in unrealized appreciation on securities sold short	—	—	—	—
Net change in unrealized depreciation on written options	(1,320)	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1,317,200	(821,459)	5,752,713	7,291,975
Net Increase in Net Assets
Resulting from Operations	$1,583,914	$3,311,244	$7,507,529	$8,134,647

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Changes in Net Assets

	Global Diversified Equity Fund		Growth and Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2015	April 30, 2014	April 30, 2015	April 30, 2014
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$6,323,606	$3,722,124	$4,958,057	$2,470,871
Net realized gain (loss) on investments	30,579,215	23,329,985	(52,550)	5,492,357
Net realized gain (loss) on securities sold short	—	598	—	—
Net realized gain on written options	—	—	—	—
Distributions of realized gains by underlying investment companies	—	688	11,140	129,719
Net change in unrealized appreciation (depreciation) on investments	(1,212,660)	39,794,274	7,968,705	9,600,770
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	—	—
Net change in unrealized depreciation on written options	—	—	—	—
Net increase (decrease) in net assets resulting from operations	35,690,161	66,847,669	12,885,352	17,693,717
From Distributions to Shareholders:
From Net Investment Income:
Class N	(10,722,764)	(3,395,804)	(4,114,557)	(8,227,856)
From Net Realized Gains:
Class N	(5,383,486)	—	(3,030,552)	(12,175,847)
Total Dividends and Distributions to Shareholders	(16,106,250)	(3,395,804)	(7,145,109)	(20,403,703)
From Fund Share Transactions (Note 6)	63,793,985	(63,331,099)	112,160,361	7,817,257
Total Increase (Decrease) in Net Assets	83,377,896	120,766	117,400,604	5,107,271

Net Assets:
Beginning of year	486,704,061	486,583,295	305,585,041	300,477,770
End of year	$570,081,957	$486,704,061	$423,485,645	$305,585,041
Undistributed net investment income at end of year	$—	$3,821,494	$794,435	$97,711

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Global Growth Fund		Domestic Equity Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2015	April 30, 2014	April 30, 2015	April 30, 2014
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$3,180,710	$1,864,244	$1,142,937	$1,071,993
Net realized gain (loss) on investments	9,590,633	12,391,937	35,378,249	7,518,713
Net realized gain (loss) on securities sold short	—	—	—	—
Net realized gain on written options	—	857	—	—
Distributions of realized gains by underlying investment companies	598,146	19,565	—	162,542
Net change in unrealized appreciation (depreciation) on investments	1,993,131	9,910,413	(31,603,774)	11,229,955
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	—	—
Net change in unrealized depreciation on written options	—	—	—	—
Net increase (decrease) in net assets resulting from operations	15,362,620	24,187,016	4,917,412	19,983,203
From Distributions to Shareholders:
From Net Investment Income:
Class N	(3,380,594)	(7,501,089)	(249,493)	(2,501,224)
From Net Realized Gains:
Class N	(2,078,342)	(10,843,512)	(7,187,148)	(6,000,662)
Total Dividends and Distributions to Shareholders	(5,458,936)	(18,344,601)	(7,436,641)	(8,501,886)
From Fund Share Transactions (Note 6)	55,353,431	3,191,845	(142,516,115)	(14,182,650)
Total Increase (Decrease) in Net Assets	65,257,115	9,034,260	(145,035,344)	(2,701,333)

Net Assets:
Beginning of year	234,426,889	225,392,629	164,119,898	166,821,231
End of year	$299,684,004	$234,426,889	$19,084,554	$164,119,898
Undistributed net investment income at end of year	$1,204,158	$160,251	$131,211	$124,600

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Changes in Net Assets (Continued)

	International Equity Fund		Enhanced Long/Short Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2015	April 30, 2014	April 30, 2015	April 30, 2014
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$1,276,904	$1,822,020	$266,714	$166,402
Net realized gain (loss) on investments	30,771,892	10,393,177	3,733,407	3,468,966
Net realized gain (loss) on securities sold short	(590,969)	(336,324)	—	—
Net realized gain on written options	—	—	163,995	169,210
Distributions of realized gains by underlying investment companies	5,873	7,296	—	52,500
Net change in unrealized appreciation (depreciation) on investments	(27,466,751)	7,300,535	(2,578,882)	155,928
Net change in unrealized appreciation (depreciation) on securities sold short	297,122	(225,099)	—	—
Net change in unrealized depreciation on written options	—	—	(1,320)	(23,641)
Net increase (decrease) in net assets resulting from operations	4,294,071	18,961,605	1,583,914	3,989,365
From Distributions to Shareholders:
From Net Investment Income:
Class N	(353,823)	(1,838,765)	(529,695)	(195,452)
From Net Realized Gains:
Class N	(9,373,941)	(19,696,221)	(805,368)	(3,400,183)
Total Dividends and Distributions to Shareholders	(9,727,764)	(21,534,986)	(1,335,063)	(3,595,635)
From Fund Share Transactions (Note 6)	(235,913,843)	9,478,959	12,313,172	(3,004,651)
Total Increase (Decrease) in Net Assets	(241,347,536)	6,905,578	12,562,023	(2,610,921)

Net Assets:
Beginning of year	255,231,179	248,325,601	92,656,126	95,267,047
End of year	$13,883,643	$255,231,179	$105,218,149	$92,656,126
Undistributed net investment income at end of year	$—	$45,103	$—	$—

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Flexible Income Fund		Global Aggressive Equity Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2015	April 30, 2014	April 30, 2015	April 30, 2014
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$4,132,703	$3,382,585	$1,754,816	$554,397
Net realized gain (loss) on investments	(314,072)	53,921	4,848,721	2,103,997
Net realized gain (loss) on securities sold short	—	—	—	—
Net realized gain on written options	—	—	—	—
Distributions of realized gains by underlying investment companies	71,613	65,788	41,980	—
Net change in unrealized appreciation (depreciation) on investments	(579,000)	(3,658,462)	862,012	12,407,897
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	—	—
Net change in unrealized depreciation on written options	—	—	—	—
Net increase (decrease) in net assets resulting from operations	3,311,244	(156,168)	7,507,529	15,066,291
From Distributions to Shareholders:
From Net Investment Income:
Class N	(4,115,620)	(3,482,017)	(1,630,879)	(1,400,547)
From Net Realized Gains:
Class N	—	(2,005,920)	(3,748,331)	(12,327,767)
Total Dividends and Distributions to Shareholders	(4,115,620)	(5,487,937)	(5,379,210)	(13,728,314)
From Fund Share Transactions (Note 6)	34,504,051	3,296,263	6,896,185	180,849
Total Increase (Decrease) in Net Assets	33,699,675	(2,347,842)	9,024,504	1,518,826

Net Assets:
Beginning of year	164,000,493	166,348,335	92,176,096	90,657,270
End of year	$197,700,168	$164,000,493	$101,200,600	$92,176,096
Undistributed net investment income at end of year	$546,200	$455,971	$122,898	$—

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Shelter Fund

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$842,672	$398,556
Net realized gain (loss) on investments	312,679	3,111,750
Net realized gain (loss) on securities sold short	—	—
Net realized gain on written options	—	—
Distributions of realized gains by underlying investment companies	—	—
Net change in unrealized appreciation (depreciation) on investments	6,979,296	4,052,027
Net change in unrealized appreciation (depreciation) on securities sold short	—	—
Net change in unrealized depreciation on written options	—	—
Net increase (decrease) in net assets resulting from operations	8,134,647	7,562,333
From Distributions to Shareholders:
From Net Investment Income:
Class N	(630,936)	(178,166)
From Net Realized Gains:
Class N	—	—
Total Dividends and Distributions to Shareholders	(630,936)	(178,166)
From Fund Share Transactions (Note 6)	21,423,379	19,101,037
Total Increase (Decrease) in Net Assets	28,927,090	26,485,204

Net Assets:
Beginning of year	69,313,662	42,828,458
End of year	$98,240,752	$69,313,662
Undistributed net investment income at end of year	$600,591	$388,855

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Global Diversified Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class C Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012		2011

Net asset value, beginning of year	$16.56	$14.53	$13.00	$13.73		$11.80
Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.03	(0.04)	(0.04)	(0.05)		(0.07)
Net realized and unrealized gain (loss) on investments	0.92	2.07	1.57	(0.68)		2.00
Total income (loss) from investment operations	0.95	2.03	1.53	(0.73)		1.93
Less distributions from:
Net investment income	(0.17)	—	—	—		—
Net realized gain	(0.17)	—	—	—		—
Total distributions from net investment income and net realized gains	(0.34)	—	—	—		—
Net asset value, end of year	$17.17	$16.56	$14.53	$13.00		$13.73
Total return (c)	5.79%	13.97%	11.77%	(5.32	% )	16.36%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$2,572	$2,689	$2,971	$3,146		$3,963
Ratio of expenses to average net assets (d)	2.15%	2.15%	2.15%	2.15%		2.15%
Ratio of expenses to average net assets before waivers and reimbursements (d)	2.17%	2.18%	2.18%	2.17%		2.17%
Ratio of net investment income (loss) to average net assets (b)	0.21%	(0.23)%	(0.28)%	(0.41)%		(0.56)%
Portfolio turnover rate	33%	27%	69%	19%		53%

(a)	Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Gemini Fund Services, LLC (the “Administrator”) not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Global Diversified Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$17.61	$15.43	$13.72	$14.44	$12.34
Income (loss) from investment operations:
Net investment income (a) (b)	0.21	0.13	0.10	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.95	2.17	1.67	(0.71)	2.09
Total income (loss) from investment operations	1.16	2.30	1.77	(0.63)	2.15
Less distributions from:	.
Net investment income	(0.34)	(0.12)	(0.06)	(0.09)	(0.05)
Net realized gains	(0.17)	—	—	—	—
Total distributions from net investment income and net realized gains	(0.51)	(0.12)	(0.06)	(0.09)	(0.05)
Net asset value, end of year	$18.26	$17.61	$15.43	$13.72	$14.44
Total return (c)	6.68%	14.93%	12.91%	(4.31)%	17.47%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$567,510	$484,015	$483,612	$500,675	$572,587
Ratio of expenses to average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements (d)	1.17%	1.18%	1.18%	1.17%	1.17%
Ratio of net investment income to average net assets (b)	1.19%	0.78%	0.72%	0.59%	0.46%
Portfolio turnover rate	33%	27%	69%	19%	53%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Growth and Income Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.82	$10.94	$10.10	$10.21	$9.31
Income from investment operations:
Net investment income (a) (b)	0.14	0.09	0.19	0.20	0.23
Net realized and unrealized gain (loss) on investments	0.22	0.56	0.83	(0.10)	0.91
Total income from investment operations	0.36	0.65	1.02	0.10	1.14
Less distributions from:
Net investment income	(0.11)	(0.31)	(0.18)	(0.21)	(0.24)
Net realized gains	(0.08)	(0.46)	—	—	—
Total distributions from net investment income and net realized gains	(0.19)	(0.77)	(0.18)	(0.21)	(0.24)
Net asset value, end of year	$10.99	$10.82	$10.94	$10.10	$10.21
Total return (c)	3.31%	6.08%	10.20%	1.12%	12.42%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$423,486	$305,585	$300,478	$278,309	$256,329
Ratio of expenses to average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements (d)	1.19%	1.23%	1.22%	1.22%	1.23%
Ratio of net investment income to average net assets (b)	1.33%	0.82%	1.83%	2.09%	2.38%
Portfolio turnover rate	31%	39%	89%	13%	27%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Global Growth Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$11.17	$10.91	$9.81	$10.22	$8.92
Income (loss) from investment operations:
Net investment income (a) (b)	0.13	0.09	0.15	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.50	1.10	1.06	(0.41)	1.31
Total income (loss) from investment operations	0.63	1.19	1.21	(0.25)	1.47
Less distributions from:
Net investment income	(0.13)	(0.38)	(0.11)	(0.16)	(0.17)
Net realized gains	(0.08)	(0.55)	—	—	—
Total distributions from net investment income and net realized gains	(0.21)	(0.93)	(0.11)	(0.16)	(0.17)
Net asset value, end of year	$11.59	$11.17	$10.91	$9.81	$10.22
Total return (c)	5.64%	11.04%	12.43%	(2.31)%	16.57%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$299,684	$234,427	$225,393	$230,562	$240,800
Ratio of expenses to average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements (d)	1.24%	1.28%	1.27%	1.27%	1.25%
Ratio of net investment income (loss) to average net assets (b)	1.16%	0.81%	1.45%	1.68%	1.74%
Portfolio turnover rate	29%	46%	69%	33%	26%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Domestic Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.84	$11.98	$10.95	$11.29	$9.48
Income (loss) from investment operations:
Net investment income (a) (b)	0.18	0.08	0.09	0.06	0.05
Net realized and unrealized gain (loss) on on investments	1.03	1.45	1.00	(0.34)	1.82
Total income (loss) from investment operations	1.21	1.53	1.09	(0.28)	1.87
Less distributions from:
Net investment income	(0.16)	(0.20)	(0.06)	(0.06)	(0.06)
Net realized gains	(4.58)	(0.47)	—	—	—
Total distributions from net investment income and net realized gains	(4.74)	(0.67)	(0.06)	(0.06)	(0.06)
Net asset value, end of year	$9.31	$12.84	$11.98	$10.95	$11.29
Total return (c)	9.96%	12.90%	10.03%	(2.43)%	19.80%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$19,085	$164,120	$166,821	$173,670	$191,297
Ratio of expenses to average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements (d)	1.43%	1.30%	1.27%	1.26%	1.26%
Ratio of net investment income (loss) to average net assets (b)	1.39%	0.65%	0.83%	0.57%	0.53%
Portfolio turnover rate	37%	39%	60%	43%	25%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
International Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015		2014		2013	2012	2011

Net asset value, beginning of year	$10.61		$10.75		$10.16	$10.48	$9.17
Income (loss) from investment operations:
Net investment income (a) (b)	0.11		0.08		0.10	0.09	0.11
Net realized and unrealized gain (loss) on investments	0.33		0.73		0.77	(0.12)	1.32
Total income (loss) from investment operations	0.44		0.81		0.87	(0.03)	1.43
Less distributions from:
Net investment income	(0.23)		(0.08)		(0.09)	(0.10)	(0.12)
Net realized gains	(6.14)		(0.87)		(0.19)	(0.19)	—
Total distributions from net investment income and net realized gains	(6.37)		(0.95)		(0.28)	(0.29)	(0.12)
Net asset value, end of year	$4.68		$10.61		$10.75	$10.16	$10.48
Total return (c)	9.82%		7.75%		8.66%	(0.09)%	15.72%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$13,884		$255,231		$248,326	$233,472	$229,715
Ratio of expenses to average net assets, excluding dividends from securities sold short and interest expense (d)	1.15%	(e)	1.15%	(e)	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements, excluding dividends from securities sold short and interest expense (d)	1.37%	(f)	1.25%	(f)	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (b)	1.06%		0.72%		0.93%	0.91%	1.17%
Portfolio turnover rate	45%		44%		84%	46%	22%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.
(e)
Including dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.19% for the year ended April 30, 2015 and 1.23% for the year ended April 30, 2014.

(f)
Including dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.41% for the year ended April 30, 2015 and 1.33% for the year ended April 30, 2014.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Enhanced Long/Short Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.51	$10.49	$10.16	$11.11	$10.58
Income (loss) from investment operations:
Net investment income (a) (b)	0.03	0.02	0.06	0.09	0.11
Net realized and unrealized gain (loss) on investments	0.14	0.42	0.47	(0.22)	0.83
Total income (loss) from investment operations	0.17	0.44	0.53	(0.13)	0.94
Less distributions from:
Net investment income	(0.06)	(0.02)	(0.07)	(0.35)	(0.11)
Net realized gains	(0.08)	(0.40)	(0.09)	(0.47)	(0.30)
Return of capital	—	—	(0.04)	—	—
Total distributions from net investment income, net realized gains and return of capital	(0.14)	(0.42)	(0.20)	(0.82)	(0.41)
Net asset value, end of year	$10.54	$10.51	$10.49	$10.16	$11.11
Total return (c)	1.59%	4.18%	5.22%	(0.83)%	9.11%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$105,218	$92,656	$95,267	$81,665	$88,164
Ratio of expenses to average net assets (d)	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets before waivers and reimbursements (d)	1.31%	1.37%	1.36%	1.26%	1.36%
Ratio of net investment income to average net assets (b)	0.27%	0.18%	0.60%	0.89%	1.02%
Portfolio turnover rate	68%	58%	51%	184%	86%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Flexible Income Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.40	$10.76	$10.58	$10.37	$10.11
Income (loss) from investment operations:
Net investment income (a) (b)	0.23	0.22	0.26	0.28	0.32
Net realized and unrealized gain (loss) on investments	(0.05)	(0.23)	0.23	0.22	0.29
Total income (loss) from investment operations	0.18	(0.01)	0.49	0.50	0.61
Less distributions from:
Net investment income	(0.23)	(0.22)	(0.26)	(0.29)	(0.32)
Net realized gains	—	(0.13)	(0.05)	—	(0.03)
Total distributions from net investment income and net realized gains	(0.23)	(0.35)	(0.31)	(0.29)	(0.35)
Net asset value, end of year	$10.35	$10.40	$10.76	$10.58	$10.37
Total return (c)	1.75%	(0.01)%	4.76%	4.94%	6.10%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$197,700	$164,000	$166,348	$143,125	$107,627
Ratio of expenses to average net assets (d)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers and reimbursements (d)	0.93%	0.97%	0.98%	0.98%	1.01%
Ratio of net investment income to average net assets (b)	2.24%	2.08%	2.40%	2.71%	3.07%
Portfolio turnover rate	5%	24%	51%	8%	10%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Global Aggressive Equity Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$13.47	$13.37	$12.52	$13.37	$11.25
Income (loss) from investment operations:
Net investment income (a) (b)	0.24	0.08	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.74	2.26	1.35	(0.57)	2.15
Total income (loss) from investment operations	0.98	2.34	1.40	(0.52)	2.19
Less distributions from:
Net investment income	(0.22)	(0.23)	(0.05)	—	(0.05)
Net realized gains	(0.50)	(2.01)	(0.50)	(0.33)	(0.02)
Total distributions from net investment income and net realized gains	(0.72)	(2.24)	(0.55)	(0.33)	(0.07)
Net asset value, end of year	$13.73	$13.47	$13.37	$12.52	$13.37
Total return (c)	7.50%	17.87%	11.55%	(3.54)%	19.50%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$101,201	$92,176	$90,657	$83,544	$89,200
Ratio of expenses to average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements (d)	1.36%	1.37%	1.38%	1.37%	1.35%
Ratio of net investment income to average net assets (b)	1.81%	0.61%	0.42%	0.40%	0.37%
Portfolio turnover rate	50%	24%	162%	49%	42%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report
Financial Highlights
Shelter Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2015	2014	2013	2012		2011

Net asset value, beginning of year	$12.21	$10.59	$9.93	$11.74		$10.44
Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.13	0.09	0.04	(0.02)		0.04
Net realized and unrealized gain (loss) on investments	1.10	1.57	0.62	(1.70)		1.31
Total income (loss) from investment operations	1.23	1.66	0.66	(1.72)		1.35
Less distributions from:
Net investment income	(0.09)	(0.04)	—	—		(0.05)
Net realized gains	—	—	—	(0.09)		—
Total distributions from net investment income and net realized gains	(0.09)	(0.04)	—	(0.09)		(0.05)
Net asset value, end of year	$13.35	$12.21	$10.59	$9.93		$11.74
Total return (c)	10.11%	15.66%	6.65%	(14.60)%		12.95%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$98,241	$69,314	$42,828	$63,207		$57,492
Ratio of expenses to average net assets (d)	1.15%	1.15%	1.15%	1.15%		1.15%
Ratio of expenses to average net assets before waivers and reimbursements (d)	1.27%	1.37%	1.37%	1.29%		1.34%
Ratio of net investment income (loss) to average net assets (b)	0.99%	0.75%	0.39%	(0.15	% )	0.37%
Portfolio turnover rate	106%	158%	291%	311%		89%

(a)	Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

CLS Funds Annual Report

Notes to Financial Statements
April 30, 2015

1.           Organization

CLS Funds (the “Trust” or the “Funds”) was organized as a Delaware Business Trust in December 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.Global Diversified Equity Fund, Growth and Income Fund, Global Growth Fund, Domestic Equity Fund, International Equity Fund, Enhanced Long/Short Fund, Flexible Income Fund, Global Aggressive Equity Fund, and Shelter Fund (collectively the “Funds” and each individually a “Fund”) are each a diversified series of the Trust.

Fund	Primary Objective
Global Diversified Equity	Long-term growth of capital without regard to current income
Fund
Growth and Income Fund	Combination of current income and growth of capital
Global Growth Fund	Total return, consisting of capital growth and income
Domestic Equity Fund	Long-term growth of capital without regard to current income
International Equity Fund	Growth of capital and current income
Enhanced Long/Short	Total return, consisting of capital growth and income
Fund
Flexible Income Fund	Total return, consisting of capital growth and income, consistent with preservation of capital

Global Aggressive Equity	Long-term growth
Fund
Shelter Fund	Limiting the impact of large equity market declines. The Fund’s secondary investment objective is growth of capital.

The Funds offer the following classes of shares:

Class	Funds Offering Class
Class C	Global Diversified Equity Fund
Class N	Global Diversified Equity Fund, Growth and Income Fund, Global
Growth Fund, Domestic Equity Fund, International Equity Fund,
Enhanced Long/Short Fund, Flexible Income Fund, Global
Aggressive Equity Fund, and Shelter Fund

Class C Shares are offered subject to a 1.00% contingent deferred sales charge redemptions occurring within eighteen months of purchase. Class N shares are offered at net asset value.

2.           Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by thes inFund he t preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

Security Valuation — Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or valuation consultant on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process — As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2015 for the Funds’ investments measured at fair value:

Global Diversified Equity Fund
Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$569,620,317	$—	$—	$569,620,317
Collateral for Securities Loaned	47,117,670	7,529,369	—	54,647,039
Total	$616,737,987	$7,529,369	$—	$624,267,356

Growth and Income Fund
Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$164,293,950	$—	$—	$164,293,950
Equity Funds	254,966,569	—	—	254,966,569
Money Market Funds	2,863,437	—	—	2,863,437
Collateral for Securities Loaned	41,479,047	10,851,097	—	52,330,144
Total	$463,603,003	$10,851,097	$—	$474,454,100

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

Global Growth Fund
Bond Funds	$58,748,049	$—	$—	$58,748,049
Equity Funds	239,997,732	—	—	239,997,732
Money Market Funds	686,340	—	—	686,340
Collateral for Securities Loaned	33,199,975	18,523,423	—	51,723,398
Total	$332,632,096	$18,523,423	$—	$351,155,519

Domestic Equity Fund
Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$18,906,800	$—	$—	$18,906,800
Money Market Funds	225,827	—	—	225,827
Collateral for Securities Loaned	4,877,956	—	—	4,877,956
Total	$24,010,583	$—	$—	$24,010,583

International Equity Fund
Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$13,867,127	$—	$—	$13,867,127
Money Market Funds	85,482	—	—	85,482
Collateral for Securities Loaned	1,648,353	—	—	1,648,353
Total	$15,600,962	$—	$—	$15,600,962

Enhanced Long/Short Fund
Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$103,647,208	$—	$—	$103,647,208
Money Market Funds	1,659,634	—	—	1,659,634
Total	$105,306,842	$—	$—	$105,306,842
Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$3,558	$—	$—	$3,558
Total	$3,558	$—	$—	$3,558

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

Flexible Income Fund
Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$160,423,048	$—	$—	$160,423,048
Equity Funds	18,751,693	—	—	18,751,693
U.S. Government & Agency Obligations	—	15,248,698	—	15,248,698
Money Market Funds	3,511,739	—	—	3,511,739
Collateral for Securities Loaned	27,711,789	—	—	27,711,789
Total	$210,398,269	$15,248,698	$—	$225,646,967

Global Aggressive Equity Fund
Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$101,119,150	$—	$—	$101,119,150
Collateral for Securities Loaned	27,084,768	—	—	27,084,768
Total	$128,203,918	$—	$—	$128,203,918

Shelter Fund
Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$96,237,390	$—	$—	$96,237,390
Money Market Funds	1,686,570	—	—	1,686,570
Collateral for Securities Loaned	378,000	—	—	378,000
Total	$98,301,960	$—	$—	$98,301,960

The Funds did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period. It is the Funds’ policy to recognize transfers between Level 1 & Level 2 at the end of the reporting period.

Refer to the Schedules of Investments for security classifications.

Foreign Currency Translations
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

Exchange Traded Funds
The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes
The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Options Transactions
The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

The Funds may write call options only if they (i) own an offsetting position in the underlying security or (ii) have an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended April 30, 2015, the Enhanced Long/Short Fund had options written located on the Statements of Assets and Liabilities in the liabilities section in the amount of $3,558.

The notional value of the derivative instruments outstanding as of April 30, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed below and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund

	Fair Value of	Net Realized	Change in Unrealized
	Liability Derivatives	Gain	Depreciation
Enhanced Long/Short Fund	$3,558	$163,995	$(1,320)

As of April 30, 2015, portfolio securities valued at $9,564,456 were held in escrow by the custodian for call options written for the Enhanced Long/Short Fund.

The number of option contracts written and the premiums received during the year ended April 30, 2015, were as follows:

	Enhanced Long/Short Fund
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	3,723	$44,595
Options written	46,968	531,770
Options exercised	(3,661)	(44,595)
Options expired	(43,411)	(488,711)
Options closed	(2,862)	(34,597)
Options outstanding, end of period	757	$8,462

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available offset underfor a master netting arrangement net of collateral pledged as of April 30, 2015.

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

Enhanced Long/Short Fund

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$3,558	(1)	$3,558	(2)	$—	$—
Total	$3,558		$3,558		$—	$—

(1)	Written options at value as presented in the Schedule of Investments.
(2)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Securities Sold Short
A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Funds are obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, unlimited in size. Conversely, if the price declines,a Fund will realize a gain, limited to the price at which a Fund sold the security short.

Income Taxes
It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Funds’ 2015 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Related Income
Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses
Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Distributions to Shareholders
Income will normally be declared and distributed annually for all of the Funds with exception of Enhanced Long/Short and Flexible Income. Income will normally be declared and distributed quarterly for Enhanced Long/Short and monthly for Flexible Income. The Funds declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the treatment of wash sale losses, grantor trust and partnership income.

Indemnification
The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.           Fees and Compensation Paid to Affiliates and Other Parties

Advisory Fees
The Trust has entered into an Investment Advisory Agreement with CLS Investments, LLC (the “Advisor”, formerly Clarke Lanzen Skalla Investment Firm, LLC), a subsidiary of NorthStar Financial Services Group, LLC. As compensation for the services rendered, facilities furnished,and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 1.00% of net assets for all funds with the exception of Enhanced Long/Short and Flexible Income. The rates these Funds will pay are as follows: Enhanced Long/Short, 0.90%; and Flexible Income, 0.65% during the period May 1, 2014 through October 31, 2014. Effective November 1, 2014 the rate was reduced to an annualized rate of 0.75% of net assets for all funds with the exception of Enhanced Long/Short and Flexible Income. The rates these funds were changed to are as follows: Enhanced Long/Short, 0.65%; and Flexible Income, 0.40%.

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

Effective November 3, 2014, the Trustees have adopted a Shareholder Servicing Plan with respect to the Class N Shares of the Funds (“Class N Plan”). The Class N Plan allows each of the Funds to use part of its assets for the payment of certain shareholder servicing expenses, including administrative or other shareholder support services. For these services under the Class N Plan, the Funds pay CLS an amount equal to 0.25% of average net assets attributable to Class N Shares, as applicable, of the respective Funds on an annualized basis. CLS shall use monies to compensate other parties that have entered into shareholder servicing agreements with CLS with respect to the servicing of Fund shares.

The Advisor has contractually agreed to waive or limit its management fees and to reimburse expenses, other than expenses relating to dividends on short sales, interest expense, indirect fees and expenses of underlying funds, and extraordinary or non-recurring expenses, through December 31, 2016, so that the annual operating expenses of the Funds do not exceed the percentage of the average daily net assets as indicated below:

Expense Limitation
Class C (Global Diversified	2.15%
Equity Only)
Class N (Global Diversified
Equity, Growth and
Income, Global Growth,
Domestic Equity,
International Equity,
Global Aggressive Equity
and Shelter)	1.15%
Class N (Enhanced)	1.05%
Class N (Flexible Income)	0.80%

The waivers and reimbursements, if any, of the Advisor’s fees for the year ended April 30, 2015, were as follows:

Fund	Waiver/Reimbursement
Global Diversified Equity Fund	$100,527
Growth and Income Fund	146,025
Global Growth Fund	255,228
Domestic Equity Fund	224,289
International Equity Fund	262,496
Enhanced Long/Short Fund	259,564
Flexible Income Fund	235,410
Global Aggressive Equity Fund	204,172
Shelter Fund	102,029

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

Fees waived or expenses reimbursed may be recouped by the Advisor from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the contractual expense limitation described above. During the year ended April 30, 2015, the Advisor recaptured no fees for prior period expense waivers/reimbursements from the Funds. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through April 30 of the years indicated:

Fund	2016	2017	2018	Total
Global Diversified Equity Fund	$137,119	$152,064	$100,527	$389,710
Growth and Income Fund	194,887	236,881	146,025	577,793
Global Growth Fund	262,685	310,466	255,228	828,379
Domestic Equity Fund	207,898	247,462	224,289	679,649
International Equity Fund	208,419	247,165	262,496	718,080
Enhanced Long/Short Fund	264,841	302,329	259,564	826,734
Flexible Income Fund	258,414	279,009	235,410	772,833
Global Aggressive Equity Fund	186,451	205,128	204,172	595,751
Shelter Fund	110,528	114,933	102,029	327,490

Administration, Fund Accounting, Transfer Agent, Custody Administration Fees
Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of the Distributor provide ancillary services to the Funds as follows:

Gemcom, LLC (“Gemcom”), an affiliate of the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

Chief Compliance Officer
Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Distributor
The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of the Advisor. The Trust, with respect to the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the”Plan”). The Plan provides for the payment of a distribution fee to the Distributor at an annualized rate of 1.00% of the average daily net assets attributable to Class C

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

shares. During the year ended April 30, 2015, the Global Diversified Equity Fund Class C shares incurred $25,938 pursuant to the Plan. Class N shares do not pay any 12b-1 distribution or shareholder service fees.

Trustees Fees
Prior to July 2014, the Trust paid each Trustee of the Trust who was not an interested person a fee of $6,000 per quarter. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

Effective July 2014, the Trust pays each Trustee of the Trust who was not an interested person a flat fee of $24,000 per year plus $6,000 for an in-person quarterly meeting or $1,000 per quarter if participating in the meeting by telephone. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

One Trustee and certain officers of the Trust are officers of GFS, NLCS, the Advisor and/or the Distributor.

4.           Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities (including written options and short sales) owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30, 2015, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Global Diversified Equity Fund	$528,638,640	$95,700,917	$(72,201)	$95,628,716
Growth and Income Fund	435,295,918	40,547,486	(1,389,304)	39,158,182
Global Growth Fund	313,452,744	39,652,205	(1,949,430)	37,702,775
Domestic Equity Fund	22,505,500	1,505,083	—	1,505,083
International Equity Fund	14,733,694	922,819	(55,551)	867,268
Enhanced Long/Short Fund	110,544,356	4,642,821	(9,883,893)	(5,241,072)
Flexible Income Fund	224,208,786	3,797,650	(2,359,469)	1,438,181
Global Aggressive Equity Fund	109,832,024	18,404,113	(32,219)	18,371,894
Shelter Fund	85,251,468	13,050,492	—	13,050,492

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

5.           Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended April 30, 2015, were as follows:

	Purchases	Sales
Global Diversified Fund	$226,028,958	$173,043,281
Growth and Income Fund	225,621,345	114,032,452
Global Growth Fund	134,357,975	77,508,185
Domestic Equity Fund	30,109,120	177,800,357
International Equity Fund	51,851,297	294,970,471
Enhanced Long/Short Fund	78,237,570	67,553,090
Flexible Income Fund	47,755,169	9,681,403
Global Aggressive Equity Fund	52,160,366	48,183,957
Shelter Fund	108,663,410	88,274,418

6.           Shareholders’ Transactions

At April 30, 2015, the Funds had an unlimited number of shares authorized. Following is a summary of shareholder transactions for each Fund:

	Year Ended April 30, 2015		Year Ended April 30, 2014
Global Diversified Fund	Shares	Dollars	Shares	Dollars
Class C Shares:
Shares Sold	5,676	$95,954	5,156	$81,050
Shares issued to shareholders
in reinvestment	2,961	49,245	—	—
Shares redeemed	(21,235)	(360,798)	(47,192)	(719,940)
Net decrease	(12,598)	$(215,599)	(42,036)	$(638,890)

Global Diversified Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	11,118,956	$198,983,558	3,542,413	$58,565,647
Shares issued to shareholders
in reinvestment	904,094	15,948,227	197,241	3,368,884
Shares redeemed	(8,440,538)	(150,922,201)	(7,597,350)	(124,626,740)
Net increase	3,582,512	$64,009,584	(3,857,696)	$(62,692,209)

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

	Year Ended April 30, 2015		Year Ended April 30, 2014
Growth and Income Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	17,878,070	$194,936,991	5,367,969	$58,530,753
Shares issued to shareholders
in reinvestment	658,483	7,091,862	1,909,199	20,218,414
Shares redeemed	(8,245,061)	(89,868,492)	(6,501,033)	(70,931,910)
Net increase	10,291,492	$112,160,361	776,135	$7,817,257

Global Growth Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	10,738,225	$122,089,615	3,242,377	$36,108,381
Shares issued to shareholders
in reinvestment	482,726	5,421,011	1,666,476	18,197,919
Shares redeemed	(6,354,328)	(72,157,195)	(4,577,373)	(51,114,455)
Net increase	4,866,623	$55,353,431	331,480	$3,191,845

Domestic Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	812,912	$10,120,271	1,601,921	$20,110,611
Shares issued to shareholders
in reinvestment	803,359	7,374,839	672,453	8,459,456
Shares redeemed	(12,343,907)	(160,011,224)	(3,418,539)	(42,752,717)
Net decrease	(10,727,636)	$(142,516,114)	(1,144,165)	$(14,182,650)

International Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	1,948,273	$19,537,163	4,123,866	$44,303,811
Shares issued to shareholders
in reinvestment	2,250,903	9,633,863	2,051,198	21,352,972
Shares redeemed	(25,282,532)	(265,084,870)	(5,225,918)	(56,177,824)
Net increase/(decrease)	(21,083,356)	$(235,913,844)	949,146	$9,478,959

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

	Year Ended April 30, 2015		Year Ended April 30, 2014
Enhanced Long/Short Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	3,540,742	$37,300,128	2,135,335	$22,483,893
Shares issued to shareholders
in reinvestment	126,177	1,318,641	338,630	3,546,554
Shares redeemed	(2,500,457)	(26,305,597)	(2,747,267)	(29,035,098)
Net increase/(decrease)	1,166,462	$12,313,172	(273,302)	$(3,004,651)

Flexible Income Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	7,497,797	$77,816,983	3,899,303	$40,651,921
Shares issued to shareholders
in reinvestment	396,686	4,106,800	531,081	5,478,627
Shares redeemed	(4,572,366)	(47,419,732)	(4,115,069)	(42,834,285)
Net increase	3,322,117	$34,504,051	315,315	$3,296,263

Global Aggressive Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	2,374,587	$31,921,108	1,783,739	$24,033,283
Shares issued to shareholders
in reinvestment	408,255	5,376,724	—	—
Shares redeemed	(2,252,116)	(30,401,647)	(1,049,086)	(14,253,049)
Net increase	530,726	$6,896,185	734,653	$9,780,234

Shelter Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	3,056,521	$39,108,035	1,539,218	$19,252,853
Shares issued to shareholders
in reinvestment	48,534	630,934	—	—
Shares redeemed	(1,426,024)	(18,315,590)	(641,383)	(8,044,383)
Net increase	1,679,031	$21,423,379	897,835	$11,208,470

7.           Securities Lending

Global Diversified Equity Fund, Growth and Income Fund, Global Growth Fund, Domestic Equity Fund, International Equity Fund, Flexible Income Fund, Global Aggressive Equity Fund and the Shelter Fund have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Fund receives cash collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

statement of Assets & Liabilities and on the Schedule of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

			Gross Amounts not offset in the Statement of Assets & Liabilities
	Gross Amounts Recognized		Financial
	in Statements of Assets &		Instruments		Cash Collateral	Net Amount of
Fund	Liabilities		Pledged		Pledged	Assets
Global Diversified Equity Fund	$54,647,039	(1)	$54,647,039	(2)	$—	$—
Growth and Income Fund	52,330,144	(1)	52,330,144	(2)	—	—
Global Growth Fund	51,723,398	(1)	51,723,398	(2)	—	—
Domestic Equity Fund	4,877,956	(1)	4,877,956	(2)	—	—
International Equity Fund	1,648,353	(1)	1,648,353	(2)	—	—
Flexible Income Fund	27,711,789	(1)	27,711,789	(2)	—	—
Global Aggressive Equity Fund	27,084,768	(1)	27,084,768	(2)	—	—
Shelter Fund	378,000	(1)	378,000	(2)	—	—

(1)	Collateral for Securities Loaned at value as presented in the Schedule of Investments.

(2)	The amount is limited to the liability balance and accordingly, does not include excess collateral pledged.

8.           Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2015, Nationwide Trust Company held the following voting securities for the sole benefit of customers and may be deemed to control the Funds:

Global Diversified Equity Fund	34.67%
Growth and Income Fund	32.85%
Global Growth Fund	35.28%
Domestic Equity Fund	43.63%
International Equity Fund	44.90%
Flexible Income Fund	29.76%
Global Aggressive Equity Fund	43.37%

CLS Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2015

9.           Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 was as follows:

	For the year ended April 30, 2015:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Global Diversified Equity Fund	$9,862,039	$6,244,211	$16,106,250
Growth and Income Fund	4,114,557	3,030,552	7,145,109
Global Growth Fund	3,113,963	2,344,973	5,458,936
Domestic Equity Fund	368,516	7,068,125	7,436,641
International Equity Fund	787,595	8,940,169	9,727,764
Enhanced Long/Short Fund	586,792	748,271	1,335,063
Flexible Income Fund	4,115,620	—	4,115,620
Global Aggressive Equity Fund	1,735,518	3,643,692	5,379,210
Shelter Fund	630,936	—	630,936

	For the year ended April 30, 2014:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Global Diversified Equity Fund	$3,395,804	$—	$—	$3,395,804
Growth and Income Fund	5,159,963	15,243,740	—	20,403,703
Global Growth Fund	6,404,709	11,939,892	—	18,344,601
Domestic Equity Fund	2,308,273	6,193,613	—	8,501,886
International Equity Fund	1,838,765	19,696,221	—	21,534,986
Enhanced Long/Short Fund	1,406,894	2,188,741	—	3,595,635
Flexible Income Fund	3,583,109	1,904,828	—	5,487,937
Global Aggressive Equity Fund	1,528,987	12,199,327	—	13,728,314
Shelter Fund	178,166	—	—	178,166

As of April 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were follows:

	Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Diversified Fund	$—	$15,932,562	$—	$—	$—	$95,628,716	$111,561,278
Growth and Income Fund	795,196	—	(541,600)	—	—	39,158,182	39,411,778
Global Growth Fund	—	7,986,640	—	—	—	37,702,775	45,689,415
Domestic Equity Fund	298,694	4,269,291	—	—	—	1,505,083	6,073,068
International Equity Fund	—	—	—	—	—	867,268	867,268
Enhanced Long/Short Fund	351,277	3,074,960	—	—	(92,937)	(5,241,072)	(1,907,772)
Flexible Income Fund	446,592	—	(330,721)	(141,352)	—	1,438,181	1,412,700
Global Aggressive Equity Fund	122,898	2,735,188	—	—	—	18,371,894	21,229,980
Shelter Fund	600,591	386,097	—	—	—	13,050,492	14,037,180

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships. In addition, the amount under other book/tax differences for CLS Enhanced Long/Short Fund is primarily attributable to the tax deferral of losses on straddles.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Flexible Income Fund	$330,721
Growth and Income Fund	541,600

At April 30, 2015, the CLS Flexible income Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
Portfolio	2018	Short-Term	Long-Term	Total
Flexible Income Fund	$—	$141,352	$—	$141,352

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, and adjustments for equalization, paydowns, partnerships and non-deductible expenses, resulted in reclassifications for the following funds for the year ended April 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
Global Diversified Equity Fund	$—	$577,664	$(577,664)
Growth and Income Fund	(4,943)	(146,776)	151,719
Global Growth Fund	—	1,243,791	(1,243,791)
Domestic Equity Fund	25,255,328	(886,833)	(24,368,495)
International Equity Fund	27,139,417	(968,184)	(26,171,233)
Enhanced Long/Short Fund	—	262,981	(262,981)
Flexible Income Fund	—	73,146	(73,146)
Global Aggressive Equity Fund	—	(1,039)	1,039

CLS Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2015

10.           Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
AdvisorOne Funds
Omaha, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the CLS Diversified Equity Fund, CLS Growth and Income Fund, CLS Global Aggressive Equity Fund, CLS Domestic Equity Fund, CLS International Equity Fund, CLS Global Growth Fund, CLS Enhanced Long/Short Fund, CLS Flexible Income Fund, and CLS Shelter Fund (formerly Amerigo Fund, Clermont Fund, Select Appreciation Fund, Descartes Fund, Liahona Fund, Select Allocation Fund, Enhanced Income Fund, Flexible Income Fund, and Shelter Fund, respectively), each a series of AdvisorOne Funds, as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CLS Diversified Equity Fund, CLS Growth and Income Fund, CLS Global Aggressive Equity Fund, CLS Domestic Equity Fund, CLS International Equity Fund, CLS Global Growth Fund, CLS Enhanced Long/Short Fund, CLS Flexible Income Fund, and CLS Shelter Fund, as of April 30, 2015 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2015

CLS Funds Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Funds you may incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the applicable number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending Account
		Account Value	Value	Expense Ratio	Expenses Paid
		11/1/2014	4/30/2015	(Annualized)	During the Period
Global Diversified Fund
Actual:
	Class C	$1,000.00	$1,030.70	2.15%	$10.83	*
	Class N	1,000.00	1,034.20	1.15%	5.80	*
Hypothetical (5% return before expenses):
	Class C	1,000.00	1,014.13	2.15%	10.74	*
	Class N	1,000.00	1,019.09	1.15%	5.76	*
Growth and Income Fund
Actual		1,000.00	1,018.00	1.15%	5.75	*
Hypothetical (5% return before expenses):		1,000.00	1,019.09	1.15%	5.76	*

*Expenses are equal to the Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited) (Continued)

	Beginning	Ending Account
	Account Value	Value	Expense Ratio	Expenses Paid
	11/1/2014	4/30/2015	(Annualized)	During the Period
Global Growth Fund
Actual	$1,000.00	$1,027.00	1.15%	$5.78	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Domestic Equity Fund
Actual	1,000.00	1,049.00	1.15%	5.85	*
Hypothetical (5% return before expenses):	1,000.00	1,019.08	1.15%	5.76	*
International Equity Fund
Actual	1,000.00	1,058.30	1.15%	5.87	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Enhanced Long/Short Fund
Actual	1,000.00	1,005.30	1.05%	5.22	*
Hypothetical (5% return before expenses):	1,000.00	1,019.59	1.05%	5.26	*
Flexible Income Fund
Actual	1,000.00	1,007.60	0.80%	3.98	*
Hypothetical (5% return before expenses):	1,000.00	1,020.83	0.80%	4.01	*
Global Aggressive Equity Fund
Actual	1,000.00	1,054.60	1.15%	5.86	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Shelter Fund
Actual	1,000.00	1,050.30	1.15%	5.85	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

* Expenses are equal to the Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

CLS Funds Annual Report

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Complex (2) Fund Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Gary W. Lanzen 1954	Trustee Since 2003	Retired (since December 31, 2012), President, Orizon Investment Counsel, LLC (2000-2010); Chief Investment Officer, Orizon Investment Counsel, LLC, (2000-2011).	16	Northern Lights Fund Trust and Northern Lights Variable Trust (96 portfolios), Alternative Strategies Fund
Larry A. Carter 1952	Trustee Since February 2012	Consultant to private equity clients on grain processing industry (since 2004).	16	NONE
John W. Davidson 1946	Trustee Since February 2012	Creator, author and founder of John Davidson’s Economic Comments (2009-Present).	16	NONE
Edward D. Foy 1952	Trustee Since February 2012	President and Chief Investment Officer of Foy Financial Services, Inc. (1987-Present).	16	NONE

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Todd Clarke(3) 1969	Trustee Since November 2012	Chief Executive Officer and Manager, CLS Investments, LLC (since September 2012); President, CLS Investments, LLC (2004- 2012); Director, Constellation Trust Company (since February 2013).	16	NONE
Ryan Beach 1977	President Since November 2012
President of the Trust (since November 2012), President, CLS Investments, LLC (since September 2012); Associate General Counsel, NorthStar Financial Services Group, LLC (2011-2012); Attorney, Scudder Law Firm, P.C., L.L.O. (2005-2011).
			N/A	N/A
Brian Nielsen(4) 1972	Secretary and Chief Legal Officer Since 2003
Secretary and Chief Legal Officer of the Trust; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003
			N/A	N/A

CLS Funds Annual Report

to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), General Counsel and Secretary (since 2011), Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) and Assistant Secretary (from 2003 to 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

Michael J. Wagner 80 Arkay Drive Hauppauge, NY 11788 1950	Chief Compliance Officer Since 2006	President (April 2006-present) of Northern Lights Compliance Services, LLC.	N/A	N/A
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1972	Treasurer Since October 2014	Assistant Vice President, of Fund Administration, Gemini Fund Services, LLC since 2012, Senior Associate, of Fund Controllers Department at Goldman Sachs Asset Management (2008-2012).	N/A	N/A

(1)	The term of office for each Trustee and officer listed above will continue indefinitely.
(2)	The term “Fund Complex” refers to the AdvisorOne Funds trust, including the series of the Trust that may have filed registration statements with the SEC but may not yet be operational.
(3)
Todd Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with CLS Investments, LLC (investment adviser to certain funds of the Trust). Mr. Clarke is the brother-in-law of Brian Nielsen.

(4)	Brian Nielsen is the brother-in-law of Todd Clarke.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the AdvisorOne Funds (the “Trust”) held on Janaury 15, 2015, the Board, including those Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), considered the proposed renewal of the current investment advisory agreement (“Current CLS Advisory Agreement”) and, in connection with the possible indirect change of control of the adviser due to the change of control of its parent company NorthStar Financial Services Group, LLC (the “Proposed Transaction”), the proposed approval of an interim investment advisory agreement (“Interim CLS Advisory Agreement”) and new investment advisory agreement (“New CLS Advisory Agreement”) each between the Trust and CLS Investments, LLC (“CLS” or the “Adviser”) on behalf of the CLS Global Diversified Equity Fund, CLS Growth And Income Fund, CLS Global Growth Fund, CLS Domestic Equity Fund, CLS International Equity Fund, CLS Global Aggressive Equity, CLS Enhanced Long/Short Fund, CLS Flexible Income And CLS Shelter Fund (individually, each a “Fund” and collectively, the “CLS Core Funds”) (collectively the Current CLS Advisory Agreement, Interim CLS Advisory Agreement and the New CLS Advisory Agreement shall be referred to as the “CLS Advisory Agreements”). The terms of each CLS Advisory Agreement were identical with the exception of the effective date and term.

The Board reviewed and discussed written materials that were provided by CLS in advance of the Meeting, CLS’s oral presentation and other information that the Board received at the Meeting. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the CLS Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the CLS Advisory Agreements.

Nature, extent and quality of services. As to the nature, extent, and quality of the services provided by CLS to the CLS Core Funds, the Trustees first discussed the proposed change of control of CLS and its effect on CLS and the CLS Core Funds. The Board reviewed materials provided by CLS related to the CLS Advisory Agreements, as well as the Proposed Transaction, including a description of the manner in which investment decisions are made and executed, and discussed the benefits of the professional personnel performing services for the CLS Core Funds, including the team of individuals that primarily monitor and execute the investment process, noting their combined experience of over 40 years. The Board discussed the extent of CLS’ research capabilities, and the emphasis placed on research. CLS’ Chief Investment Officer discussed recent additions to the CLS team, and he indicated his satisfaction with staffing levels. A representative of CLS reviewed and discussed the quality of its compliance personnel. The Board noted that none of CLS’ personnel was anticipated to change as a result of the Proposed Transaction, and that the day-to-day operations of the CLS Core Funds would not change. Additionally, the Board received satisfactory written responses from CLS with respect to a series of important questions, including whether CLS was involved in any lawsuits or pending regulatory actions. The Board reviewed the financial information provided by CLS and concluded that CLS has the financial resources to meet its obligations to the CLS Core Funds. The Trustees viewed the overall services provided by CLS as satisfactory.

Performance. The Board reviewed information on the investment performance of the CLS Core Funds versus its respective benchmark for the one year, five year, ten year and since inception periods. They also reviewed the performance of each CLS Core Fund compared to its Morningstar category and a peer group of closely comparable funds from each CLS Core Fund’s respective Morningstar category (a “Fund Peer Group”). The Board discussed the relative performance in the context of fund turnover, volatility and long term track record. While each CLS Core Fund generally performed in line or underperformed its respective Fund Peer Group, the officers discussed the negative impact of international securities on certain Funds’ performance over recent periods, citing underperformance when compared to such Funds’ respective Morningstar categories as a whole.

Such underperformance was attributed to an overweight in international exposure which ultimately hurt the relative performance of the CLS Core Funds compared to their respective Morningstar categories as International Equities tended to underperform during periods of observed heightened macro political and market risk. The Board discussed with CLS representatives the steps taken by CLS to make certain adjustments to each CLS Core Fund’s strategy or investment process in order to boost performance. The Board reviewed performance from the November 3, 2014 effective date of the adjustments through December 31, 2014 and noted that there has been some improvement in CLS Core Fund performance over the short term. The Board acknowledged that the change in approach and strategy adjustments could be beneficial to shareholders over the long-term. They agreed that the performance of some CLS Core Funds, such as Shelter and Flexible Income, were quite good, while others continued to lag their benchmarks for the reasons discussed. The Board agreed that in areas where performance has lagged, CLS has taken appropriate actions to address. After further discussion and after receiving satisfactory responses from the CIO with respect to relative valuation matters and long-term performance, the Board agreed to continue to monitor the performance of each CLS Core Fund each quarter.

Fees and Expenses. The Board reviewed the advisory fees and expense ratios of the CLS Core Funds compiled utilizing Morningstar statistics and noted that generally the CLS Core Funds’ advisory fee and net expense ratio were on the lower side of the Morningstar category and respective Fund Peer Groups. In addition to the advisory fees, which are to be paid pursuant to the written advisory agreement, the Board discussed and noted that CLS receives shareholder servicing fees with respect to the class N shares of the CLS Core Funds pursuant to the Shareholder Servicing Plan which was adopted by the Board. The Board then reviewed the contractual fee agreements for each CLS Core Fund, which stated that CLS had agreed to waive or limit its management fees and/or reimburse expenses at least through December 31, 2016, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders. The Board concluded that overall the total expense ratios of each CLS Core Fund are very competitive, and that the fee waivers continued to benefit each CLS Core Fund. The Board concluded that, based on the nature, extent and quality of the services provided, the advisory fee paid by each CLS Core Fund is reasonable and in line with comparable funds.

Economies of Scale. The Board considered whether economies of scale have been attained with respect to the management of the CLS Core Funds, and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Board that, because of the current size of each CLS Core Fund, CLS continues to waive a portion of its advisory fee in order to maintain the expense cap, and therefore the Board will not request any changes to the management fee structure. The Board concluded that economies of scale would be re-evaluated in the future.

Profitability. The Board considered the profits realized by CLS in connection with the operation of the CLS Core Funds on a fund by fund basis, and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. It also considered the income and other benefits realized by CLS affiliates from activities and services provided to the CLS Core Funds. The Board reviewed CLS’ balance sheet as of September 30, 2014 and noted there were no adverse material changes in the financial condition of CLS since the approval of the Current Advisory Agreement at the July 15, 2014 meeting. The Trustees reviewed the profitability analysis provided by CLS, and concluded that to the extent CLS earned a profit from a Fund, the profits appeared reasonable and not excessive.

Conclusion. Having requested and received such information from CLS as the Board believed to be reasonably necessary to evaluate the terms of the CLS Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each CLS Advisory Agreement separately, (a) the terms of the CLS Advisory Agreements are reasonable; (b) the investment advisory fee is reasonable; and (c) the CLS Advisory Agreements are in the best interests of each CLS Core Fund and its shareholders. Accordingly, the Board concluded to reapprove the Current CLS Advisory Agreement, approve the Interim CLS Advisory Agreement and to approve the New CLS Advisory Agreement and recommend the New CLS Advisory Agreement to shareholders for approval.

SHAREHOLDER MEETING
The Board of Trustees of the AdvisorOne Funds (the “Trust”) held a Special Meeting of the Shareholders of the CLS Global Diversified Equity Fund, CLS Growth And Income Fund, CLS Global Growth Fund, CLS Domestic Equity Fund, CLS International Equity Fund, CLS Global Aggressive Equity, CLS Enhanced Long/Short Fund, CLS Flexible Income and the CLS Shelter Fund (collectively, the “CLS Core Funds”), on April 2, 2015, as adjourned, April 9, 2015 and April 16, 2015, for the purpose of approving a New Investment Advisory Agreement between the Trust and CLS Investments, LLC on behalf of the CLS Core Funds. At the close of business February 11, 2015, the record date for the Special Meeting of Shareholders, there were outstanding 601,804,085.777 shares of beneficial interest of the CLS Core Funds.

On April 16, 2015 a quorum of CLS Global Diversified Equity Fund shareholders was present for the Special Meeting with 50.89% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 14,286,546 shares voted
Against Approval: 209,303 shares voted
Abstained: 1,884,909 shares voted

On April 16, 2015 a quorum of CLS Growth And Income Fund shareholders was present for the Special Meeting with 51.97% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 17,904,898 shares voted
Against Approval: 221,622 shares voted
Abstained: 2,250,805 shares voted

On April 16, 2015 a quorum of CLS Global Growth Fund shareholders was present for the Special Meeting with 50.60% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 11,691,569 shares voted
Against Approval: 173,545 shares voted
Abstained: 1,548,843 shares voted

On April 16, 2015 a quorum of CLS Domestic Equity Fund shareholders was present for the Special Meeting with 52.65% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 940,224 shares voted
Against Approval: 46,886 shares voted
Abstained: 152,532 shares voted

On April 16, 2015 a quorum of CLS International Equity Fund shareholders was present for the Special Meeting with 50.47% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 1,372,802 shares voted
Against Approval: 51,717 shares voted
Abstained: 163,031 shares voted

On April 16, 2015 a quorum of CLS Global Aggressive Equity Fund shareholders was present for the Special Meeting with 51.71% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 3,545,203 shares voted
Against Approval: 35,437 shares voted
Abstained: 405,217 shares voted

On April 16, 2015 a quorum of CLS Enhanced Long/Short Fund, shareholders was present for the Special Meeting with 51.81% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 4,673,200 shares voted
Against Approval: 79,112 shares voted
Abstained: 485,320 shares voted

On April 16, 2015 a quorum of CLS Flexible Income Fund, shareholders was present for the Special Meeting with 53.35% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 9,166,770 shares voted
Against Approval: 147,689 shares voted
Abstained: 850,088 shares voted

On April 9, 2015 a quorum of CLS Shelter Fund, shareholders was present for the Special Meeting with 50.23% of the outstanding shares represented in person or by proxy. With respect to approval of the proposed New Investment Advisory Agreement the following votes were cast:

For Approval: 3,344,272 shares voted
Against Approval: 11,738 shares voted
Abstained: 159,491 shares voted

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Rev. April 2015
FACTS	WHAT DOES ADVISORONE FUNDS (“ADVISORONE”) DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience

When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons AdvisorOne chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AdvisorOne share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No

For joint marketing with other financial companies	Yes	No

For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 811-0225 or go to www.advisoronefunds.com

Who we are
Who is providing this notice?	AdvisorOne Funds
What we do
How does AdvisorOne protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does AdvisorOne collect my personal information?	We collect your personal information, for example, when you
●open an account
●give us your income information                  ● provide account information
●provide employment information                  ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.
They can be financial and nonfinancial companies.
The following companies may be considered affiliates of AdvisorOne:
●CLS Investments, LLC
●NorthStar Financial Services Group, LLC
●Gemcom, LLC
●Gemini Alternative Funds, LLC
●Gemini Hedge Fund Services, LLC
●Gemini Fund Services, LLC
●Northern Lights Compliance Services, LLC
●Northern Lights Distributors, LLC
●Orion Advisor Services, LLC
●Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ●AdvisorOne does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ●Our joint marketing partners include other financial service companies.

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PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-811-0225 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-811-0225.

17605 Wright Street • Omaha, NE 68130

866-811-0225 • www.advisoronefunds.com

Distributed by Northern Lights Distributors, LLC, Member FINRA

5346-NLD-6/4/2015                                           1751-CLS-6/1/2015

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2015 $ 128,700

FY 2014 $ 125,100

FY 2013 $ 125,100

FY 2012 $ 125,000

(b)	Audit-Related Fees

FY 2015 $ 0

FY 2014 $ 0

FY 2013 $ 0

FY 2012 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2015 $ 30,600

FY 2014 $ 29,700

FY 2013 $ 29,700

FY 2012 $ 29,500

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

                      Registrant        Adviser

FY 2015    $ 0                          $ 0

FY 2014    $ 0                          $ 0

FY 2013    $ 0                          $ 0

FY 2012    $ 0                          $ 0

Nature of the fees:

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2015 Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	0%	0%
Tax Fees:	0%	0%
All Other Fees:	0%	0%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                        Registrant            Adviser

FY 2015          $ 30,600            $ None

FY 2014          $ 29,700            $ None

FY 2013          $ 29,700            $ None

FY 2012          $ 29,500            $ None

(h) Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2015.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, Principal Executive Officer/President

Date 7/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, Principal Executive Officer/President

Date 7/8/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 7/8/15